                              TABLE OF CONTENTS

Our Message to You                                                           1

Portfolio Manager's Commentary and Schedule of Investments

  Janus Flexible Income Fund                                                 2

  Janus High-Yield Fund                                                      6

  Janus Federal Tax-Exempt Fund                                              9

  Janus Short-Term Bond Fund                                                12

  Janus Money Market Fund                                                   15

  Janus Government Money Market Fund                                        18

  Janus Tax-Exempt Money Market Fund                                        19

Statements of Operations--Bond Funds                                        21

Statements of Assets and Liabilities - Bond Funds                           22

Statements of Changes in Net Assets - Bond Funds                            23

Financial Highlights - Bond Funds                                           24

Statements of Operations - Money Market Funds                               26

Statements of Assets and Liabilities - Money Market Funds                   26

Statements of Changes in Net Assets - Money Market Funds                    27

Financial Highlights - Money Market Funds                                   28

Notes to Schedules of Investments                                           29

Notes to Financial Statements                                               29

Report of Independent Accountants                                           32
______________________________________________________________________________

Performance Information

    Performance overview graphs on the following pages compare the performance of a $10,000 investment in each fund, since its inception, to one or more widely used market indexes. Each graph reflects the lifetime performance of the fund through October 31, 1996.

    When comparing the performance of a fund to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities that comprise the index. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

    Average annual total returns are quoted for each fund.
Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

An Explanation of the Schedule of Investments

    Following the performance overview graph is each fund's
Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stocks, corporate bonds, U.S.
government obligations, etc.) and by industry classification
(banking, communications, insurance, etc.).

    The market value of each security represents its value on the last day of the reporting period. Funds that own securities denominated in foreign currencies convert the value of their securities into U.S. dollars.

An Explanation of the Forward
Currency ContractTable

    A table listing forward currency contracts will follow each fund's Schedule of Investments (if applicable). Forward currency contracts represent agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.

    The table provides the foreign currency being sold and the settlement date, the amount sold, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

                             OUR MESSAGE TO YOU


Dear Shareholders:

    During our 1996 fiscal year ended October 31, bonds came almost full circle, beginning and ending the year at approximately the same levels. But in between those numbers there was plenty of excitement. Yields went through fairly wide swings this year, as the table below illustrates.

    Interest rates rose and fell along with our Gross Domestic Product (GDP), a broad measure of economic strength. In the fourth quarter of 1995, GDP growth was an anemic 0.5%, but jumped to 4.7% just six months later, in the second calendar quarter of 1996. Yield on the benchmark 30-year Treasury tracked the rise in GDP, peaking above 7% on July 5.

    Rates moved higher because bond investors feared the second quarter spike in economic growth would carry over into the final six months of the year and precipitate higher inflation. However, when the fast-growth scenario failed to materialize, rates subsided and bond prices rose.

Treasury Yields

_____________________________________________________________________________
                      October 31,  FY96   FY96    October 31,
                         1996      High    Low       1995
30-Year Treasury Bond    6.64%     7.19%  5.95%      6.33%
10-Year Treasury Note    6.34%     7.06%  5.52%      6.02%
One Year Treasury Bills  5.96%     4.78%  6.23%      5.55%
_____________________________________________________________________________

    The Bond Market, Not the Fed, Set Rates. Bond yields rose even as the Federal Reserve Board, which controls short-term interest rates, was lowering the federal funds rate to 5.25% (in February). The bond market, however, was already focused on the acceleration in commodity prices and the recent strong employment figures. Historically, these conditions have preceded a jump in inflation. Demand was also strong at both the manufacturing and retail levels. Market forces, and not the Federal Reserve Board, set intermediate and long-term interest rates. Faced with a stronger economy, the market began pushing rates higher in an effort to find the interest rate level that would slow economic growth and stifle inflationary pressures before they strengthened.

    The Fed evidently believed the market was doing a good job of maintaining the economy's equilibrium. Although it threatened to raise rates, the Fed stayed on the sidelines for the rest of the year, and left short rates unchanged. By late summer, signs of a slowdown appeared and rates began falling.

    Bonds ended the year on a very strong note. Inflation remained weak, and the November elections appeared to confirm that Washington would remain focused on fiscal restraint. There was also good demand for U.S. bonds from foreign investors. Our yields are high compared to much overseas debt. A number of foreign governments -- the Japanese in particular -- have lowered interest rates in an attempt to stimulate their sluggish economies. The strong dollar, and weak yen, also added to the attractiveness of U.S. obligations. Foreigners want to own our bonds in order to avoid any devaluation (versus the dollar) of their own currencies.

How Our Funds Performed

    An important function of an actively managed bond fund is to protect investors' capital from market volatility. For the last three years, bonds have -- on a relative basis -- been more volatile than stocks. As you may recall, 1994 was one of the worst years on record for bonds, just as 1995 was one of the best. This year was mixed: Bonds made rapid adjustments both up and down.

    As a result, our funds had to play offense as well as defense, and on the whole they did a very good job. Having avoided much of the damage in 1994 and capitalized on the gains in 1995, most beat their benchmark averages this year, and also ranked high in their fund groups.(1) You can find the specific numbers in each fund's annual letter, but Ron Speaker, Sharon Pichler, Sandy Rufenacht, and Darrell Watters are all to be congratulated on a fine year.

    Although the general bond market was volatile this year, high-yield/high-risk (junk) bonds were a consistent bright spot. The high-yield sector tends to perform well in a healthy economy because the companies that issue lower-rated debt can better improve their financial condition when the economy is strong. The generous income streams from these bonds can also serve to "cushion" them against price declines when interest rates are rising.

    The high-yield market is interesting to us at Janus because it provides an opportunity to add value for our shareholders through intensive, equity-style research. Hands-on analysis of individual companies can make a substantial difference to one's success in the high-yield sector.

    We appreciate your investment with Janus.




                              Thomas H. Bailey
                              Chairman

_____________________________________________________________________________
(1) For a prospectus containing more complete information, including expenses, please call a Janus Investor Service Representative at 1-800-525-3713. Read the prospectus carefully before you invest or send money. Past performance is no guarantee of future results. Lipper rankings are based on total return, including reinvestment of dividends and capital gains.

                         JANUS FLEXIBLE INCOME FUND
          Portfolio Managers, Ronald V. Speaker, Sandy R. Rufenacht

Performance

    The Janus Flexible Income Fund outperformed the Lehman Government/ Corporate Bond Index for the fiscal year ended October 31, 1996. The Fund returned 9.01%, compared to a gain of 5.39% for the Lehman Index. Both returns include reinvested dividends.

    For the fiscal year, Janus Flexible Income Fund's total return put it in the top 25% (10/40) of the general bond funds tracked by Lipper Analytical Services, a large mutual fund rating company.(1)

    Janus Flexible Income Fund's diversity was the primary factor contributing to its good performance. Although the Fund struggled in the first months of 1996, when interest rates moved higher, its weighting in high-yield/high-risk
(junk) bonds, as well as in preferred and convertible securities, produced a significantly better total return than the Lehman Index by year end.

The Year in Review

    Because fixed-income yields were volatile this year, the prices of higher-rated bonds -- governments and investment-grade corporates -- rose and fell dramatically. But prices in the high-yield sector behaved considerably better. The weak economy of 1995 had pushed the high-yield sector to very inexpensive levels compared to other areas of the fixed-income market. As the economy began to strengthen, the sector rallied. High-yield securities often respond more to a healthy economy and a good stock market than to interest rate movements.

    The robust equity market also increased investors' appetite for convertible and preferred stocks. These securities performed especially well in the second half of the year, when the Dow Jones Industrial Average broke 6000.

_____________________________________________________________________________
Fund Profile              October 31, 1996  October 31, 1995

Weighted Avg. Maturity        8.2 Yrs.          12.8 Yrs.
Average Modified Duration*    4.9 Yrs.          6.7 Yrs.
30-Day Avg. Yield               8.15%             7.39%
Average Rating                   BBB               BBB
_____________________________________________________________________________
*A theoretical measure of price volatility.
_____________________________________________________________________________

                          October 31, 1996  October 31, 1995
Investment-Grade
  Corporate Bonds               30.0%             39.0%
High-Yield/High-Risk Bonds      47.0%             37.0%

U.S. Government Bonds            9.5%             13.0%
Foreign Non-Dollar Bonds         0.1%              4.0%
Preferred Stock                  2.0%              1.0%
Cash                            11.4%              6.0%
_____________________________________________________________________________

Portfolio Strategy

    Portfolio strategy had the net effect of reducing interest rate risk and raising credit risk. The addition of lower-rated bonds explains the Fund's greater yield at year end. Weighted average maturity and duration also dropped as Treasury and investment-grade corporate bonds, especially in the 30-year area, were reduced.

    For much of the year, holdings in U.S. Treasury issues had maturities of approximately ten years. Among the Fund's investment-grade corporate holdings, high-quality banks and financial institutions were widely represented. Bank of Boston, First Union, Chase Manhattan, and NationsBank remained significant positions, as did IBM, Ford Motor Credit, GMAC, Ralston Purina, and Time Warner, Inc.

    In the high-yield sector, the ability to pick the right bonds is critical because hands-on, "tire-kicking" research can add significant value. Early in 1996, the focus was on the gaming area. As the year progressed, the portfolio diversified into food and supermarket chains, cellular communications, financial institutions, and consumer products. Ballys (gaming), Wireless One (telecommunications), Neodata Services (data processing), Carr-Gottstein Foods, and El Paso Electric (utility) indicate the variety in high-yield holdings.

    We also maintained small positions in the government bonds of Germany and New Zealand as well as in the preferred stock of Chevy Chase Savings Bank, which aided this year's performance.

Going Forward

    The volatility in interest rates over the last 12 months proved to be a good time to relearn the virtues of portfolio flexibility. Flexibility and diversification can provide a good defense when interest rates rise and a good offense when they decline. The economy now appears to be slowing, but if growth should pick up again and inflation gains speed, a flexible strategy gives us the ability to make adjustments quickly.

    In closing, please welcome Sandy Rufenacht as co-manager of Janus Flexible Income Fund. Sandy and I have worked together on Janus Flexible Income Fund for almost seven years. We have been partners on many portfolio decisions. Sandy's experience, insight, and dedication have always made substantial contributions to the Fund's strong performance. His promotion is well-deserved.

    Thank you for your continued investment in Janus Flexible Income Fund.

_____________________________________________________________________________
(1) According to Lipper Analytical Services, General Bond Funds "Do not have any quality or maturity restrictions and intend to keep bulk of assets in corporate and government debt issues." The Lipper ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a solid blue line. The Lehman Brothers Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 2, 1987, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($22,899) as compared to the Lehman Brothers Government/Corporate Bond Index ($21,526). There is a legend in the upper left quadrant of the graph which indicates Janus Flexible Income Fund's one-year, five-year and since inception (July 2, 1987) average annual total returns as 9.01%, 10.54% and 9.26%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management of trading.

                         JANUS FLEXIBLE INCOME FUND
                              October 31, 1996

_____________________________________________________________________________
Principal Amount                                              Market Value
_____________________________________________________________________________

Corporate Bonds - 76.0%
_____________________________________________________________________________

Agricultural Operations - 1.2%
    $7,000,000   Hines Horticulture, Inc., 11.75%
                   senior subordinated notes, due 10/15/05      $7,332,500
_____________________________________________________________________________

Cable Television - 2.1%
     2,000,000   Heartland Wireless Communications,
                   Inc., 13.00% senior notes,
                   due 4/15/03                                   2,145,000
     2,000,000   Net Sat Servicos Ltda., 12.75%
                   senior notes, due 8/5/04+                     2,090,000
     5,500,000   Pegasus Media & Communications,
                   Inc., 12.50% notes, due
                   7/1/05                                        5,912,500
     3,000,000   Viacom, Inc., 8.00%
                   subordinated debentures,
                   due 7/7/06                                    2,820,000
_____________________________________________________________________________
                                                                12,967,500
_____________________________________________________________________________

Casino Hotels - 4.6%
     5,000,000   California Hotel Financial, 11.00%
                   senior subordinated notes,
                   due 12/1/02                                   5,225,000
     3,000,000   Casino America, Inc., 12.50%
                   senior notes, due 8/1/03                      3,067,500
     9,000,000   GNF Corp., 10.625%
                   first mortgage bonds, due
                   4/1/03                                        9,843,750
     5,000,000   Lady Luck Gaming Corp., 11.875%
                   first mortgage notes, due
                   3/1/01                                        4,762,500
     3,000,000   Mohegan Tribal Gaming Authority,
                   13.50% senior notes, due
                   11/15/02                                      3,832,500
     1,000,000   Trump Castle Funding, 11.75%
                   mortgage notes, due 11/15/03                    955,000
_____________________________________________________________________________
                                                                27,686,250
_____________________________________________________________________________

Commercial Services - 1.6%
     8,434,000   NeoData Services, Inc., 12.00%
                   senior notes, due 5/1/03                      8,665,935
     1,000,000   Outsourcing Solutions, Inc., 11.00%
                   senior subordinated notes,
                    due 11/1/06+                                 1,000,000
_____________________________________________________________________________
                                                                 9,665,935
_____________________________________________________________________________

Computers -     Mainframe - 2.2%
                   IBM Corp.:
     5,000,000  7.25% global notes,
                 due 11/1/02                                     5,181,250
     8,000,000   7.50% debentures, due 6/15/13                   8,300,000
_____________________________________________________________________________
                                                                13,481,250
_____________________________________________________________________________

Diversified Minerals - 0.5%
     3,000,000   Freeport-McMoRan Resource Partners, L.P.,

                   7.00% senior notes, due 2/15/08               2,895,000
_____________________________________________________________________________

Electric - Integrated - 2.0%
                 El Paso Electric Co.:
     2,656,000     8.90% first mortgage bonds, due 2/1/0        62,739,000
     9,000,000     9.40% first mortgage bonds, due 5/1/11        9,450,000
_____________________________________________________________________________

Engineering -  Research  and  Development  Services  - 1.0%
     6,000,000  IntertekFinance PLC, 10.25%
                   senior subordinated notes,
                   due 11/1/06+                                  6,025,000
_____________________________________________________________________________

Finance - Auto Loan - 5.1%
    20,000,000   Ford Motor Credit Corp., 7.75%
                   notes, due 3/15/05                           20,950,000
    10,000,000   General Motors Acceptance Corp., 6.625%
                   notes, due 10/15/05                           9,762,500
_____________________________________________________________________________
                                                                30,712,500
_____________________________________________________________________________

Finance - Leasing Companies - 0.4%
    $2,000,000   Alamo Rent-A-Car, Inc., 11.75%
                   senior notes, due 1/31/06                    $2,202,500
_____________________________________________________________________________

Food - Distribution - 0.3%
     2,000,000   Americold Corp., 12.875%
                   senior subordinated notes, due 5/1/08         2,067,500
_____________________________________________________________________________

Food - Diversified - 1.4%
     8,000,000   Ralston Purina Co., 7.875%
                   debentures, due 6/15/25                       8,210,000
_____________________________________________________________________________

Food - Retail - 5.2%
     8,000,000   Carr-Gottstein Foods Co., 12.00%
                   senior subordinated notes, due 11/15/05       8,500,000
     2,000,000   International Home Foods, Inc., 10.375%
                   senior subordinated notes, due 11/1/06+       2,015,000
     5,000,000   Ralphs Grocery Co., 10.45%
                   senior notes, due 6/15/04                     5,050,000
    10,000,000   Smith's Food & Drug Centers, Inc., 11.25%
                   senior subordinated notes, due 5/15/07       10,787,500
     4,500,000   TLC Beatrice International Holdings, Inc., 11.50%
                   senior notes, due 10/1/05                     4,725,000
_____________________________________________________________________________

                                                                31,077,500
_____________________________________________________________________________

Food - Wholesale - 0.9%
     5,000,000   Doane Products Co., 10.625%
                   senior notes, due 3/1/06                      5,225,000
_____________________________________________________________________________

Home Furnishings - 0.8%
     4,900,000   Lifestyle Furnishings, Inc., 10.875%
                   senior subordinated guarantee notes,
                   due 8/1/06                                    5,096,000
_____________________________________________________________________________

Hotels and Motels - 1.9%
    11,000,000   Courtyard By Marriott II, L.P., 10.75%
                   senior notes, due 2/1/08                     11,385,000
_____________________________________________________________________________

Human Resources - 0.4%
     2,000,000   Primeco, Inc., 12.75%
                   senior subordinated notes, due 3/1/05         2,245,000
_____________________________________________________________________________

Industrial Audio and Video Products - 0.8%
    $5,000,000   Unifrax Investment Corp., 10.50%
                   senior notes, due 10/1/03                    $5,087,500
_____________________________________________________________________________

Instruments - Controls - 0.3%
     2,000,000   Imo Industries, Inc., 11.75%
                   senior subordinated notes, due 5/1/06         2,055,000
_____________________________________________________________________________

Leisure and Recreation Services - 1.0%
     7,000,000   Six Flags Theme Parks, zero coupon
                   senior subordinated notes, due 6/15/05        6,326,250
_____________________________________________________________________________

Life and Health Insurance - 1.8%
    11,000,000   Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03                    10,931,250
_____________________________________________________________________________

Machinery - Farm - 0.8%
     5,000,000   AGCO Corp., 8.50%
                   senior subordinated notes, due 3/15/06        5,050,000
_____________________________________________________________________________

Machinery - General Industrial - 0.3%
     1,980,000   Spinnaker Industries, Inc., 10.75%
                   senior notes, due 10/15/06                    2,014,650
_____________________________________________________________________________

Medical - Hospitals - 1.3%
                 Tenet Healthcare Corp.:
     3,000,000     8.625% senior notes, due 12/1/033,172,500     3,172,500
     4,000,000     10.125% senior subordinated notes,
                     due 3/1/05                                  4,390,000
_____________________________________________________________________________
                                                                 7,562,500
_____________________________________________________________________________

Medical Labs and Testing Services - 1.5%
     8,500,000   Dade International, Inc., 11.125%
                   senior subordinated notes, due 5/1/06         9,031,250
_____________________________________________________________________________

Money Center Banks - 4.9%
    10,000,000   BankAmerica Corp., 7.125%
                   subordinated notes, due 5/1/06               10,112,500
    20,000,000   Chase Manhattan Corp., 6.75%
                   subordinated notes, due 8/15/08              19,450,000
_____________________________________________________________________________
                                                                29,562,500
_____________________________________________________________________________

Multimedia - 2.5%
                 Time Warner, Inc.:
   $ 2,500,000     7.75% notes, due 6/15/05                    $ 2,521,875
    12,000,000     8.11% notes, due 8/15/06                     12,375,000
_____________________________________________________________________________
                                                                14,896,875
_____________________________________________________________________________

Oil Companies - Exploration and Production - 0.8%
   $ 4,750,000   Gulf Canada Resources, Ltd., 9.25%
                   senior subordinated debentures, due 1/15/04 $ 4,928,125
_____________________________________________________________________________

Petrochemicals - 0.4%
     2,000,000   Texas Petrochemical Corp., 11.125%
                   senior subordinated notes, due 7/1/06         2,115,000
_____________________________________________________________________________
Property and Casualty Insurance - 2.4%
     5,000,000   Arkwright CSN Trust, 9.625%
                   notes, due 8/15/26+                           5,518,750
     9,000,000   Orion Capital Corp., 7.25%
                   senior notes, due 7/15/05                     9,056,250
_____________________________________________________________________________
                                                                14,575,000
_____________________________________________________________________________

Retail - Leisure Products - 1.7%
     9,750,000   Selmer Co., Inc., 11.00%
                   senior subordinated notes, due 5/15/05       10,383,750
_____________________________________________________________________________
Retail - Music Store - 0.5%
     3,000,000   Guitar Center Management Co., 11.00%
                   senior notes, due 7/1/06                      3,150,000
_____________________________________________________________________________
Retail - Regional Department Stores - 0.9%
     5,000,000   Federated Department Stores, Inc., 8.50%
                   senior notes, due 6/15/03                     5,200,000
_____________________________________________________________________________
Savings/Loan/Thrifts - 4.5%
     5,000,000   Anchor Bancorp, Inc., 8.9375%
                   senior notes, due 7/9/03                      5,193,750
    10,000,000   First Nationwide Escrow Corp., 10.625%
                   senior subordinated notes, due 10/1/03       10,500,000
     2,000,000   First Nationwide Holdings, Inc., 12.50%
                   senior notes, due 4/15/03                     2,165,000
     8,500,000   Standard Federal Bancorp, 7.75%
                   subordinated notes, due 7/17/06               8,850,625
_____________________________________________________________________________
                                                                26,709,375
_____________________________________________________________________________

Super-Regional Banks - 7.2%
    10,000,000   First National Bank of Boston, 7.375%
                   subordinated notes, due 9/15/06              10,225,000
    10,000,000   First Union Corp., 7.05%
                   subordinated notes, due 8/1/05               10,037,500
     8,000,000   Fleet Financial Group, Inc., 7.125%
                   subordinated notes, due 4/15/06               8,050,000
     8,000,000   NationsBank Corp., 7.75%
                   subordinated notes, due 8/15/15               8,270,000
     7,000,000   Wells Fargo & Co., 7.125%
                   subordinated notes, due 8/15/06               7,052,500
_____________________________________________________________________________
                                                                43,635,000
_____________________________________________________________________________

Telecommunication Services - 5.6%
    $7,000,000   A+ Network, Inc., 11.875%
                   senior subordinated notes, due 11/1/05      $ 7,017,500
     2,000,000   Galaxy Telecom, L.P., 12.375%
                   senior subordinated notes, due 10/1/05        2,090,000
     2,000,000   Globo Participacoes, 10.75%
                   company guaranteed notes, due 10/31/03        2,080,000
     3,000,000   Intermedia Communications of Florida, Inc.,
                   13.50% senior notes, due 6/1/05               3,420,000
     8,400,000   NEXTLINK Communications, L.L.C., 12.50%
                   senior notes, due 4/15/06                     8,568,000

     2,735,000   Omnipoint Corp., 11.625%
                   senior notes, due 8/15/06                     2,789,700
     3,980,000   RSL Communications, Ltd., 12.25%
                   units, due 11/15/06+                          4,019,800
     6,500,000   WinStar Communications, Inc.,
                   zero coupon senior discount notes,
                   due 10/15/05                                  3,640,000

_____________________________________________________________________________
                                                                 33,625,000
_____________________________________________________________________________

Textile - Products - 1.7%
     9,500,000   Polysindo International Finance Co. B.V., 11.375%
                   guaranteed secured notes, due 6/15/06         10,070,000
_____________________________________________________________________________

Theaters - 0.6%
     3,967,059   United Artists Theatres Circuit, Inc., 9.30%
                   pass thru certificates, due 7/1/15            3,654,653
_____________________________________________________________________________

Wireless Telecommunications - 2.9%
     2,200,000   CAI Wireless Systems, Inc., 12.25%
                   senior notes, due 9/15/02                     2,139,500
     5,000,000   Paging Network, Inc., 10.00%
                   senior subordinated notes, due 10/15/08       4,962,500
    10,000,000   Wireless One, Inc., 13.00%
                   senior notes, due 10/15/03                   10,325,000
_____________________________________________________________________________
                                                                17,427,000
_____________________________________________________________________________

Total Corporate Bonds (cost $447,450,782)                      458,454,113
Convertible Bonds - 0.4%
_____________________________________________________________________________

Data Processing and Management - 0.3%
     2,000,000   National Data Corp., 5.00%
                   subordinated notes, due 11/1/03               2,000,000
_____________________________________________________________________________

Protection - Safety - 0.1%
       500,000   Protection One Alarm, Inc., 6.75%
                   convertible senior subordinated notes,
                   due 9/15/03                                     478,125
_____________________________________________________________________________

Total Convertible Bonds (cost $2,500,000)                        2,478,125
_____________________________________________________________________________

U.S. Government Obligations - 9.5%
                 U.S. Treasury Notes:
    53,000,000     7.00%, 7/15/06**                             55,349,490
     2,000,000     6.50%, 10/15/06**                             2,019,040
_____________________________________________________________________________

Total U.S. Government Obligations (cost $56,439,808)            57,368,530
_____________________________________________________________________________

Foreign Bond - 0.1%
NZD  1,000,000   New Zealand Government, 8.00%
                   foreign government guaranteed,
                   due 4/15/04 (cost $690,302)                     735,005
_____________________________________________________________________________

Common Stock - 0%
           550   Pegasus Media & Communications, Inc.*,+
                   (cost $0)                                       192,500
Preferred Stock - 2.0%
_____________________________________________________________________________

Financial - Bank Commercial - 1.7%
       300,000   Chevy Chase Savings, 13.00%,
                   Non-Cumulative                                9,825,000
_____________________________________________________________________________
Financial - Savings/Loan/Thrifts - 0.3%
        40,000   Glendale Federal Bank FSB, 8.75%,
                   Non-Cumulative - Series E                     1,935,000
_____________________________________________________________________________
Total Preferred Stock (cost $10,998,400)                        11,760,000
_____________________________________________________________________________

Warrants - 0.1%
        12,000   Heartland Wireless Communications, Inc. -
                   exp. 4/15/00*,+                                 102,000
         3,000   Intermedia Communications of Florida, Inc. -
                   exp. 6/1/00*,+                                    3,000
        30,000   Wireless One, Inc. - exp. 10/19/00*               210,000
         1,131   Wright Medical Technology, Inc. -
                   exp. 6/30/03*,+                                 186,624
_____________________________________________________________________________
Total Warrants (cost $139,179)                                     501,624
_____________________________________________________________________________

Short-Term Corporate Notes - 9.5%
                 General Electric Capital Corp.
   $30,000,000     5.55%, 11/1/96                               30,000,000
                 Prudential Funding Corp.
    27,400,000     5.50%, 11/1/96                               27,400,000
_____________________________________________________________________________
Total Short-Term Corporate Notes (amortized cost $57,400,000)   57,400,000

_____________________________________________________________________________
Total Investments (total cost $575,618,471) - 97.6%            588,889,897
_____________________________________________________________________________
Cash, Receivables and Other Assets, net of
  Liabilities  - 2.4%                                           14,765,048
_____________________________________________________________________________
Net  Assets - 100%                                            $603,654,945
_____________________________________________________________________________


_____________________________________________________________________________
Financial Futures - Short
 200 Contracts   U.S. Treasury - 10 year note,
                   expires December 1996,
                   principal amount $21,578,125,
                   value $21,925,000, cumulative
                   depreciation                                   $346,875
 75 Contracts    U.S. Treasury - 30 year bond,
                   expires December 1996,
                   principal amount $8,100,000,
                   value $8,475,000,
                   cumulative depreciation                         375,000
__________________________________________________________________________
                                                                  $721,875
__________________________________________________________________________
See Notes to Schedule of Investments

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                            JANUS HIGH-YIELD FUND
          Portfolio Managers, Ronald V. Speaker, Sandy R. Rufenacht

Performance Review

    Since opening on December 29, 1995, Janus High-Yield Fund has produced a total return of 19.71%, compared to a total return of 8.42% for the Lehman Brothers High-Yield Bond Index during the same ten months. Both returns include reinvested dividends.

    Before discussing the Fund's performance in more detail, I would like to welcome Sandy Rufenacht as co-manager of Janus High-Yield Fund. Sandy has worked on Janus High-Yield Fund since inception. As a portfolio manager, his experience, insight, and dedication will continue to be a great asset to performance.

    The Fund outperformed its benchmark high-yield index during its initial ten months due to overweighting in certain sectors of the market early in the year and strong performance from individual bond selections. Selectivity, backed up by intensive research, can add value in the high-yield/high-risk market. Research not only provides a better understanding of a company's balance sheet, but can also uncover earnings potential and other factors that make a bond attractive. During the period, Sandy and I were able to uncover a number of companies that were candidates for rating upgrades - sometimes to investment grade. Other companies were acquisition candidates, often by a higher rated company, and many possessed earnings potential that was largely underappreciated. We also avoided zero coupon bonds, which do not have a regular income component and are therefore more vulnerable to price fluctuations. We wanted to keep the Fund's yield high and duration low.

The First Ten Months

    During this period, high-yield securities were one of the best performing fixed-income asset classes. The slow economy in 1995 helped make the sector less expensive than other areas of the bond market. In a soft economy, companies with weaker balance sheets have less chance to improve their financial condition. When the economy began to rebound in early 1996, and interest rates started climbing, high-yield securities launched a rally that gained momentum throughout the year. Investors became more confident about taking on credit risk. Generous yields and shorter maturities cushioned price fluctuations, while a healthy stock market was also beneficial. When equities are in demand, companies can deleverage more easily by issuing stock to pay off their debt.

    The high-yield rally was also fueled by a sophisticated and segmented calendar of new offerings. We saw several companies with bright business prospects and participated in their new debt issues. The list included familiar names such as Rayovac (batteries) and U.S. Can, as well as names that may become familiar in the future, such as Paging Network, the largest provider of paging services in the U.S., and Teleport Communications, a competitive access provider of telephone services.

    Cash inflows into the high-yield market from mutual funds, pension plans, and insurance companies were also very robust, and included many new entrants. Investors were searching for better income in a yield environment that was still relatively low.

Portfolio Strategy

    The portfolio focused on gaming securities early in the year. These bonds carried good yields, and the industry was in a cycle of rapid growth. Customer traffic was surging and large hotel chains such as Marriott were entering the business and precipitating a wave of consolidations. As assets grew later in the year, the Fund became more diversified, with positions in supermarkets, home builders, wireless cable providers, and telecommunications. Holdings included Ralph's Grocery, a chain of California supermarkets, Smith's Food and Drug, and telecommunications companies NextLink, Wireless One, A+ Network, and PriCellular.

    Active portfolio management is critical in the high-yield sector. Prices can sometimes get ahead of themselves and bonds become overvalued. We stuck to our discipline, taking profits when a holding exceeded our valuation target. All things considered, it was not a year to simply collect coupons.

Fund Data

_____________________________________________________________________________
                                            October 31, 1996
Weighted Avg. Maturity                          8.1 Yrs.
Avg. Modified Duration*                         5.05 Yrs.
Avg. 30-Day Yield                                 9.04%
Avg. Rating                                        B+
_____________________________________________________________________________
*A theoretical measure of price volatility.

Going Forward

    As long as the economy remains healthy and interest rates are at relatively low levels, high-yield bonds should continue to provide interesting opportunities. Over time, we believe there could be more global participation in the high-yield sector, as foreign companies tap this growing source of capital in the U.S. The high-yield universe contains many attractive issues with excellent yields. But individual security selection is crucial. Sandy and I both plan to spend plenty of time on the road in 1997, meeting with management teams and analyzing companies first hand.

    Thank you for your investment in Janus High-Yield Fund.

                            JANUS HIGH-YIELD FUND
                              October 31, 1996

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a solid blue line. The Lehman Brothers High Yield Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($11,971) as compared to the Lehman Brothers High Yield Bond Index ($10,842). There is a legend in the upper left quadrant of the graph which indicates Janus High-Yield Fund's total return since inception (December 29, 1995) as 19.71%.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the index.

_____________________________________________________________________________
Principal Amount                                                 Market Value
_____________________________________________________________________________
Corporate Bonds - 94.7%
_____________________________________________________________________________
Aerospace and Defense - 1.0%
    $2,000,000   K & F Industries, Inc., 10.375%
                   senior subordinated notes, due 9/1/04         $2,060,000
_____________________________________________________________________________
Auto Parts - Retail and Wholesale - 1.4%
     3,000,000   CSK Auto, Inc., 11.00%
                   senior subordinated notes, due 11/1/06+        3,045,000
_____________________________________________________________________________
Batteries and Battery Systems - 1.9%
     4,000,000   Rayovac Corp., 10.25%
                   senior subordinated notes, due 11/1/06         4,050,000
_____________________________________________________________________________
Broadcast Media - 2.8%
     2,000,000   Allbritton Communications, 11.50%
                   senior subordinated debentures, due 8/15/04    2,092,500
     4,000,000   Sinclair Broadcast Group, Inc., 10.00%,
                   senior subordinated notes, due 9/30/05         3,890,000

_____________________________________________________________________________

                                                                  5,982,500
_____________________________________________________________________________
Building - Residential and Commercial - 3.5%
     7,000,000   Fortress Group, Inc., 13.75%
                   senior notes, due 5/15/03                      7,437,500
_____________________________________________________________________________
Cable Television - 2.0%
     2,000,000   Heartland Wireless Communications, Inc., 13.00%
                   senior notes, due 4/15/03                      2,145,000
     2,000,000   Net Sat Servicos Ltda., 12.75%
                   senior notes, due 8/5/04                       2,090,000
_____________________________________________________________________________
                                                                  4,235,000
_____________________________________________________________________________
Casino Hotels - 7.3%
     5,000,000   California Hotel Financial, 11.00%
                   senior subordinated notes, due 12/1/02         5,225,000
     4,000,000   Casino America, Inc., 12.50%
                   senior notes, due 8/1/03                       4,090,000
     4,000,000   Lady Luck Gaming Corp., 11.875%
                   first mortgage notes, due 3/1/01               3,810,000
    $2,000,000   Majestic Star Casino L.L.C., 12.75%
                   senior notes, due 5/15/03+                   $ 2,155,000
_____________________________________________________________________________
                                                                 15,280,000
_____________________________________________________________________________
Cellular Telecommunications - 1.4%
     3,000,000   Pricellular Wireless Corp., 10.75%
                   senior notes, due 11/1/04+                     3,022,500
_____________________________________________________________________________
Chemicals - Diversified - 1.0%
     2,000,000   Sterling Chemicals, Inc., 11.75%
                   senior subordinated notes, due 8/15/06         2,020,000
_____________________________________________________________________________
Commercial Banks - 1.2%
     2,485,000   Banamex, 11.00%
                   junior subordinated notes, due 7/15/03         2,497,425
_____________________________________________________________________________
Commercial Services - 1.9%
     2,000,000   NeoData Services, Inc., 12.00%
                   senior notes, due 5/1/03                       2,055,000
     2,000,000   Outsourcing Solutions, Inc., 11.00%
                   senior subordinated notes, due 11/1/06+        2,000,000
_____________________________________________________________________________
                                                                  4,055,000
_____________________________________________________________________________
Containers - Metal and Glass - 2.4%
     5,000,000   U.S. Can Corp., 10.125%
                   senior subordinated notes, due 10/15/06       5,150,000
_____________________________________________________________________________
Engineering - Research  and  Development  Services - 3.8%

     3,000,000   ICF Kaiser International, 13.00%
                   units, due 12/31/03                         $ 2,962,500
     5,025,000   Intertek Finance PLC, 10.25%
                   senior subordinated notes, due 11/1/06+       5,025,000
_____________________________________________________________________________
                                                                 7,987,500
_____________________________________________________________________________
Finance - Leasing Companies - 0.8%
     1,500,000   Alamo Rent-A-Car, Inc., 11.75%
                   senior notes, due 1/31/06                     1,651,875
_____________________________________________________________________________
Food - Retail - 8.7%
     1,500,000   Grand Union Co., 12.00%
                   senior notes, due 9/1/04                      1,511,250
     5,000,000   Ralphs Grocery Co., 10.45%
                   senior notes, due 6/15/04                     5,050,000
     5,000,000   Ralphs Grocery Co., 13.75%
                   senior subordinated notes, due 6/15/05        5,325,000
     6,000,000   Smith's Food & Drug Centers, Inc., 11.25%
                   senior subordinated notes, due 5/15/07        6,472,500
_____________________________________________________________________________
                                                                18,358,750
_____________________________________________________________________________
Funeral Services - 1.5%
     2,985,000   Prime Succession Acquisition Co., 10.75%
                   senior subordinated notes, due 8/15/04        3,201,413
_____________________________________________________________________________
Home Furnishings - 2.0%
     1,000,000   Cort Furniture Rental, 12.00%
                   senior notes, due 9/1/00                      1,063,750
     3,000,000   Lifestyle Furnishings, Inc., 10.875%
                   senior subordinated guarantee notes,
                   due 8/1/06                                    3,120,000
_____________________________________________________________________________
                                                                 4,183,750
_____________________________________________________________________________
Hotels and Motels - 0.7%
     1,500,000   Courtyard By Marriott II, L.P., 10.75%
                   senior notes, due 2/1/08                      1,552,500
_____________________________________________________________________________
Industrial Audio and Video Products - 2.5%
     5,200,000   Unifrax Investment Corp., 10.50%
                   senior notes, due 10/1/03                     5,291,000
_____________________________________________________________________________
Instruments - Controls - 0.7%
     1,500,000   Imo Industries, Inc., 11.75%
                   senior subordinated notes, due 5/1/06         1,541,250
_____________________________________________________________________________
Leisure and Recreation Services - 3.6%
     3,000,000   Cobblestone Golf Group, Inc., 11.50%
                   senior notes, due 6/1/03                      3,090,000

     5,000,000   Six Flags Theme Parks, zero coupon
                   senior subordinated notes, due 6/15/05        4,518,750
_____________________________________________________________________________
                                                                 7,608,750
_____________________________________________________________________________
Machine Tools and Related Products - 1.7%
     3,485,000   International Knife & Saw, Inc., 11.375%
                   senior subordinated notes, due 11/15/06+      3,485,000
_____________________________________________________________________________
Machinery - General Industrial - 1.9%
    $4,000,000   Spinnaker Industries, Inc., 10.75%
                   senior notes, due 10/15/06                  $ 4,070,000
_____________________________________________________________________________
Manufacturing - 2.5%
     5,000,000   Plastic Specialties & Technologies, Inc., 11.25%
                   senior secured notes, due 12/1/03             5,162,500
_____________________________________________________________________________
Office Supplies - 1.1%
     2,000,000   American Pad & Paper, 13.00%
                   senior subordinated notes, due 11/15/05       2,315,000
_____________________________________________________________________________
Petrochemicals - 1.0%
     2,000,000   Texas Petrochemical Corp., 11.125%
                   senior subordinated notes, due 7/1/06         2,115,000
_____________________________________________________________________________
Retail - Diversified - 2.4%
     5,000,000   Core-Mark International, Inc., 11.375%
                   senior subordinated notes, due 9/15/03+       5,075,000
_____________________________________________________________________________
Retail - Music Store - 2.5%
     5,000,000   Guitar Center Management Co., 11.00%
                   senior notes, due 7/1/06                      5,250,000
_____________________________________________________________________________
Savings/Loan/Thrifts - 2.0%
     2,000,000   First Nationwide Escrow Corp., 10.625%
                   senior subordinated notes, due 10/1/03        2,100,000
     2,000,000   First Nationwide Holdings, Inc., 12.50%
                   senior notes, due 4/15/03                     2,165,000
_____________________________________________________________________________
                                                                 4,265,000
_____________________________________________________________________________
Steel - Producers - 1.4%
   $ 3,000,000   Weirton Steel Corp., 11.375%
                   senior notes, due 7/1/04                    $ 3,007,500
_____________________________________________________________________________
Telecommunication Services - 12.7%
     3,000,000   A+ Network, Inc., 11.875%
                   senior subordinated notes, due 11/1/05        3,007,500
     2,000,000   Galaxy Telecom, L.P., 12.375%
                   senior subordinated notes, due 10/1/05        2,090,000
     5,000,000   NEXTLINK Communications, L.L.C., 12.50%
                   senior notes, due 4/15/06                     5,100,000
     6,000,000   Omnipoint Corp., 11.625%
                   senior notes, due 8/15/06                     6,120,000
     1,500,000   Peoples Telephone Co., Inc., 12.25%
                   senior notes, due 7/12/02                     1,571,250
     3,500,000   RSL Communications, Ltd., 12.25%
                   units, due 11/15/06+                          3,535,000
     4,000,000   Teleport Communications Group, Inc., 9.875%
                   senior notes, due 7/1/06                      4,070,000
     2,000,000   Viatel, Inc., zero coupon
                   senior discount notes, due 1/15/05            1,235,000
_____________________________________________________________________________
                                                                26,728,750
_____________________________________________________________________________
Textile - Products - 2.0%
     4,000,000   Polysindo International Finance Co. B.V., 11.375%
                   guaranteed secured notes, due 6/15/06         4,240,000
_____________________________________________________________________________
Theaters - 1.0%
     2,000,000   Cinemark USA, Inc., 9.625%
                   senior subordinated notes, due 8/1/08         1,995,000
_____________________________________________________________________________
Transportation - Marine - 4.0%
     3,000,000   Moran Transportation Co., 11.75%
                   notes, due 7/15/04                            3,172,500
     5,000,000   Stena Rederi A.B., 10.50%
                   senior notes, due 12/15/05                    5,225,000
_____________________________________________________________________________
                                                                 8,397,500
_____________________________________________________________________________
Wire and Cable Products - 3.0%
     2,000,000   Alpine Group, Inc., 12.25%
                   senior notes, due 7/15/03                     2,140,000
     4,000,000   International Wire Group, 11.75%
                   senior subordinated notes, due 6/1/05         4,230,000
_____________________________________________________________________________
                                                                 6,370,000
_____________________________________________________________________________
Wireless Telecommunications - 3.4%
     4,000,000   Paging Network, Inc., 10.00%
                   senior subordinated notes, due 10/15/08       3,970,000
     3,000,000   Wireless One, Inc., 13.00%
                   senior notes, due 10/15/03                    3,097,500
______________________________________________________________________________
7,067,500
_____________________________________________________________________________
Total Corporate Bonds (cost $196,243,750)                      199,755,463
_____________________________________________________________________________
Preferred Stock - 0.3%
        20,000   Chevy Chase Savings, 13.00%
                   Non-Cumulative (cost $622,500)                  655,000

_____________________________________________________________________________
Warrants - 0%
         3,000   Wireless One, Inc. - exp. 10/19/00* (cost $0)      21,000
_____________________________________________________________________________
Short-Term Corporate Notes - 6.5%
                 Ford Motor Credit Corp.
   $10,000,000     5.55%, 11/1/96                               10,000,000
                 Prudential Funding Corp.
     3,600,000     5.50%, 11/1/96                                3,600,000
_____________________________________________________________________________
Total Short-Term Corporate Notes (amortized cost $13,600,000)   13,600,000
_____________________________________________________________________________
Total Investments (total cost $210,466,250) - 101.5%           214,031,463
_____________________________________________________________________________
Liabilities, net of Cash, Receivables and Other Assets - (1.5%) (3,098,708)
_____________________________________________________________________________
Net Assets - 100%                                             $ 210,932,755
_____________________________________________________________________________
See Notes to Schedule of Investments

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                        JANUS FEDERAL TAX-EXEMPT FUND
                    Portfolio Manager, Darrell W. Watters

Performance Review

    Janus Federal Tax-Exempt Fund performed well during the fiscal year ended October 31, 1996, gaining 5.94%, compared to 5.70% for the Lehman Brothers Municipal Bond Index. Both returns include reinvested dividends.

    The municipal bond market was volatile this year, and so the Fund spent much of the period positioned defensively. This strategy was in place through mid-October, and helped protect the Fund's yield and stabilize its net asset value.

    Portfolio liquidity was our focus throughout the year, especially when fears of a flat tax clouded the municipal picture during the spring primary season. Municipal bonds rallied, however, when the flat tax dropped from the political agenda. As the 1996 elections drew closer, municipal bonds began to weaken in anticipation of increased post-election supply and year-end selling.

Portfolio Profile

_____________________________________________________________________________
                              October 31, 1996         October 31, 1995
General Obligation Bonds              37%                    30%
Essential Service Revenue Bonds       63%                    70%
_____________________________________________________________________________
_____________________________________________________________________________
Fund Data                     October 31, 1996         October 31, 1995
Weighted Avg. Maturity             17.0 Yrs.               13.29 Yrs.
Avg. Modified Duration*             7.5 Yrs                 8.13 Yrs.
Avg. Rating                          AA3                      AA1
30-Day Avg. Yield                   5.08%                   5.18%
_____________________________________________________________________________
*A theoretical measure of price volatility.

Going Forward

    The portfolio will continue to hold high-quality bonds that have strong market demand. I also intend to adjust the Fund's duration in an effort to keep the net asset value stable and the yield competitive.

    Thank you for your continued investment in Janus Federal Tax-Exempt Fund.

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a solid blue line. The Lehman Brothers Municipal Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($11,839) as compared to the Lehman Brothers Municipal Bond Index ($12,046). There is a legend in the upper left quadrant of the graph which indicates Janus Federal Tax-Exempt Fund's one-year and since inception (May 3, 1993) average annual total returns as 5.94% and 4.95, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. The Fund's portfolio may differ significantly from the securities in the index.

                        JANUS FEDERAL TAX-EXEMPT FUND
                              October 31, 1996

_____________________________________________________________________________
Principal Amount                                                 Market Value
_____________________________________________________________________________

Municipal Securities - 98.4%
_____________________________________________________________________________
California - 11.2%
    $1,000,000   California, (FGIC Insured), 5.375%, 6/1/26     $  957,500
     1,000,000   Foothill/Eastern Transportation Revenue,
                   (Corridor Agency Toll Road), Senior Lien,
                   Series A, 6.00%, 1/1/34                         977,500
     2,200,000   Los Angeles Regional Airports
                   Improvement Corp. Lease Revenue,
                   (Sub Lease - L.A. International),
                   Variable Rate, 3.65%, 12/1/25                 2,200,000
     1,000,000   San Diego Public Facilities Financing
                   Authority Sewer Revenue, (FGIC Insured),
                   5.00%, 5/15/25                                  903,750
_____________________________________________________________________________
                                                                 5,038,750
_____________________________________________________________________________
Colorado - 18.3%
       750,000   Arvada Urban Renewal Authority,
                   (Arvada County Center Urban Renewal),
                   8.75%, 3/1/06                                   736,875
     1,080,000   Bachelor Gulch Metropolitan District,
                   6.80%, 12/1/06                                1,080,000
     1,000,000   Colorado Housing Financing Authority,
                   (Single Family Program), 7.10%, 5/1/15        1,087,500
       750,000   Denver West Metropolitan District,
                   6.50%, 12/1/16                                  752,813
     1,000,000   Meridian Metropolitan District,
                   7.50%, 12/1/11                                1,082,500
       500,000   Mid Valley Metro District Eagle County,
                   5.40%, 12/15/04                                 499,375
     1,000,000   Mountain Village Metropolitan District,
                   (San Miguel County), 8.10%, 12/1/11           1,100,000
     1,000,000   South Suburban Parks and Recreational
                   District Colorado Golf Course and
                   Ice Arena Facilities, 6.00%, 11/1/15            980,000
                 Upper Cherry Creek Metropolitan District:
       500,000     6.20%, 12/1/05                                  501,875
       400,000     6.75%, 12/1/11                                  402,500
_____________________________________________________________________________
                                                                 8,223,438
_____________________________________________________________________________
Florida - 12.1%
     1,710,000   Dade County, (Seaport), (MBIA Insured),

                   5.125%, 10/1/26                               1,581,750
     2,000,000   Dade County Special Obligation,
                   (AMBAC Insured), Series B,
                   5.00%, 10/1/35                                1,787,500
     1,030,000   Florida State Turnpike Authority, Turnpike
                   Revenue, (FGIC Insured), Series A,
                   6.35%, 7/1/22                                 1,126,563
     1,000,000   Jacksonville District Water and
                   Sewer Revenue, (MBIA Insured),
                   5.00%, 10/1/20**                                927,500
_____________________________________________________________________________
                                                                 5,423,313
_____________________________________________________________________________
Guam - 2.3%
     1,000,000   Guam Power Authority Revenue, Series A,
                   6.30%, 10/1/22                                1,011,250
_____________________________________________________________________________
Idaho - 3.8%
     1,715,000   Cassia and Twin Falls Joint School District,
                   (No. 151), (FGIC Insured), 5.375%, 8/1/15     1,695,706
_____________________________________________________________________________
Illinois - 9.2%
    $1,150,000  Chicago, (FGIC Insured), Series B,
                 5.125%, 1/1/25                                 $1,037,875
     1,000,000  Chicago Motor Fuel Tax Revenue,
                 (AMBAC Insured), 6.125%, 1/1/09                 1,066,250
     1,000,000  Metropolitan Pier and Exposition Authority
                 Dedicated State Tax  Revenue, (McCormick
                 Place Exposition Project), (AMBAC
                 Insured), Series A, 5.25%, 6/15/27               922,500
     1,000,000  Metropolitan Pier and Exposition Authority
                 Hospitality Facilities Revenue,
                 (McCormick Place Convention
                 Center Project), 7.00%, 7/1/26                  1,112,500
______________________________________________________________________________
4,139,125
_____________________________________________________________________________
Indiana - 1.3%
       500,000  St. Joseph County Educational Facilities
                 Revenue, (University of Notre Dame
                 Du Lac), 6.50%, 3/1/26                            565,000
_____________________________________________________________________________
Massachusetts  - 2.1%
     1,000,000  Massachusetts Bay Transportation Authority,
                 (General Transportation System),
                 (FSA Insured), Series B, 5.25%, 3/1/20            942,500
_____________________________________________________________________________
Missouri - 2.0%
     1,000,000  Sikeston Electric Revenue, (MBIA Insured),
                 5.00%, 6/1/22                                     916,250
_____________________________________________________________________________

Montana - 6.3%
       775,000  Lewis and Clark County High School District,
                 (No. 1), (FSA Insured), 5.50%, 7/1/16             777,906
     1,000,000  Montana State Board of Investment
                 Workers Compensation Program,
                 (MBIA Insured), 6.875%, 6/1/20                  1,094,025
     1,000,000  Montana State University Revenues,
                 (Higher Educational Facilities),
                 (MBIA Insured), 5.375%, 11/15/21                  970,000
_____________________________________________________________________________
                                                                 2,841,931
_____________________________________________________________________________
New Mexico - 7.8%
      385,000  Chaves County Hospital Revenue, (Eastern
                New Mexico Medical Center Project),
                7.25%, 12/1/10                                     404,731
    1,000,000  Gallup Pollution Control Revenue,
                (Plains Electric Generation Project),
                (MBIA Insured), 6.65%, 8/15/17                   1,077,500
    1,000,000  Santa Fe Gross Receipts Tax Revenue,
                (Municipal Recreation Complex),
                Subordinated Lien, Series C,
                (AMBAC Insured), 5.75%, 6/1/16                   1,006,250
      950,000  University of New Mexico University
                Revenue, Series A, 6.00%, 6/1/21                   992,750
______________________________________________________________________________
3,481,231
_____________________________________________________________________________
New  Jersey  - 2.4%
    1,000,000  North Brunswick Township,
                Board of Education, 6.30%, 2/1/14                1,060,000
_____________________________________________________________________________
New  York - 4.3%
    1,000,000  New York State Dorm Authority Revenue,
                (State University Educational Facilities),
                Series A, 5.50%, 5/15/19**                         945,000
    1,000,000  New York State Urban Development Corp.
                Revenue, (University Facilities Grants),
                5.875%, 1/1/21                                     997,500
______________________________________________________________________________
1,942,500
_____________________________________________________________________________
Ohio - 0.5%
   $  200,000  Cuyahoga County Hospital Revenue,
                (University Hospital - Cleveland),
                Variable Rate, 3.70%, 1/1/16                     $ 200,000
_____________________________________________________________________________
Oklahoma - 3.6%
    1,000,000  Grand River Dam Authority Revenue,
                (AMBAC Insured), 6.25%, 6/1/11**                 1,098,750
      500,000  McGee Creek Authority Water Revenue,

                (MBIA Insured), 6.00%, 1/1/23                      526,875
______________________________________________________________________________
1,625,625
_____________________________________________________________________________

Puerto Rico - 1.2%
      500,000  Puerto Rico Commonwealth Aqueduct and
                Sewer Authority Revenue, 6.00%, 7/1/09             533,125
_____________________________________________________________________________

Texas - 3.4%
      500,000  Grapevine Industrial Development Corp.,
                (American Airlines), Variable Rate,
                Series B-4, 3.65%, 12/1/24                         500,000
    1,000,000  Orange County Naval and Port District
                Industrial Development Corp. Revenue,
                (North Star Steel Texas), 6.375%, 2/1/17         1,047,500
                                                                 1,547,500
_____________________________________________________________________________
Utah - 2.1%
      900,000  Intermountain Power Agency, (Power Supply
                Revenue), Series D, 8.625%, 7/1/21                946,242
_____________________________________________________________________________
Virginia - 2.2%
    1,000,000  Hampton Roads Regional Jail Authority,
                (Regional Jail Facilities Revenue),
                (MBIA Insured), Series A, 5.50%, 7/1/24           983,750
_____________________________________________________________________________
Wyoming - 2.3%
    1,000,000  Sweetwater County Pollution Control
                Revenue, (Idaho Power Co.), Series A,
                6.05%, 7/15/26                                  1,016,250
______________________________________________________________________________
Total Investments (total cost $43,798,908) - 98.4%             44,133,486
______________________________________________________________________________
Cash, Receivables and Other Assets, net of Liabilities - 1.6%     724,794
Net Assets - 100%
$44,858,280
_____________________________________________________________________________
AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance Corp.
MBIA - Municipal Bond Insurance Association Corp.
_____________________________________________________________________________
Financial Futures - Long
  50 Contracts   U.S. Treasury - 30 year bond,
                   expires March 1997,
                   principal amount $5,354,688,
                   value $5,628,125, cumulative
                   appreciation                                 $273,437
Financial Futures - Short

  50 Contracts   U.S. Treasury - 30 year bond,
                   expires December 1996,
                   principal amount $5,498,438,
                   value $5,650,000,
                   cumulative depreciation                     ($151,562)
_____________________________________________________________________________
                                                                $121,875
_____________________________________________________________________________
See Notes to Schedule of Investments

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                         JANUS SHORT-TERM BOND FUND
                    Portfolio Manager, Sandy R. Rufenacht

Performance Review

    The Janus Short-Term Bond Fund had a total return of 6.49% during our fiscal year ended October 31, 1996, versus a gain of 4.87% for the Lehman Brothers Government/Corporate 1-3 Year Bond Index. Both results include reinvested dividends.

    For the fiscal year, Janus Short-Term Bond Fund's total return put it in the top 10% (9/98) of the Short-Term Investment Grade Debt Funds tracked by Lipper Analytical Services, a large mutual fund rating company.(1)

    The Fund performed well despite struggling earlier in the year, when interest rates were volatile. As measured by the yield on the benchmark 3-year Treasury note, short-term rates swung from a low of 4.88% on February 13, to a high of 6.61% just four months later, on June 12. Yields ended the year at 5.69%, close to where they began it, at 5.87%. Rates responded to the rapid changes in economic growth, which accelerated in the first two calendar quarters of 1996 and then tapered off as the period ended.

    The Fund was able to outperform the Lehman Index due to its high weighting in investment-grade corporate bonds, which provided slightly better yields than Treasury issues this year. A modest weighting in high-yield/high-risk debt also increased returns.

Portfolio Profile

_____________________________________________________________________________

                              October 31, 1996  October 31, 1995
Investment-Grade Corp. Bonds          69%               78%
High-Yield/High-Risk(Junk) Bonds       5%               --
U.S. Government Securities            12%               21%
Cash & Cash Equivalents               14%                1%
_____________________________________________________________________________
_____________________________________________________________________________

Portfolio Data                October 31, 1996  October 31, 1995
Weighted Avg. Maturity             2.4 Yrs.          2.4 Yrs.
Avg. Modified Duration*            2.0 Yrs.          2.0 Yrs.
Avg. Rating                            A                A+
Avg. 30-day Yield                  5.51%             5.81%
_____________________________________________________________________________

*A theoretical measure of price volatility.

    Investment-grade corporate bonds were represented by familiar names such as GMAC, Lockheed Martin, and Union Pacific. High-yield holdings included Ralph's Grocery, a chain of California supermarkets, and Poland Communication,

Inc., a Polish cable company. The U.S. Treasury position was a single 3-year note.

Portfolio Strategy

    Since assuming management responsibilities for the Fund on January 1, 1996, my strategy has been to keep the majority of assets in securities that closely mirror the Lehman Index. To gain an advantage on the Index, the portfolio was weighted in investment grade corporate bonds, and held modest positions in high-yield securities. Cash remained relatively high in order to allow the portfolio to adjust more rapidly to interest rate changes and to take advantage of special opportunities. But with interest rates relatively low, companies have tended to issue more long-term debt in order to lock in lower rates, so attractive short-term obligations have been harder to find.

    In the coming year, I may increase the percentage of high-yield holdings in the portfolio. The high-yield market has become much more sophisticated and segmented. Information flow is good and detailed analysis of the companies issuing these bonds can add value to performance.

    But high-yield bonds still need to be chosen carefully. I intend to focus on the debt of companies we know well both through Janus' equity research effort and from our own first-hand analysis. I will also look for "cushion" bonds-lower-rated bonds that are either going through a ratings upgrade or that are likely to be called or refinanced in the near future. Although cushion bonds provide less capital appreciation, the portfolio can collect a better coupon with a higher degree of safety.

Going Forward

    The U.S. economy appears to be slowing. Moderate growth and continued low inflation should provide a good climate for bonds. I intend to remain flexible, however, in order to respond quickly should this scenario alter. My intention is to maintain a stable net asset value and competitive yield within the context of short-term obligations.

    Thank you for your continued investment in Janus Short-Term Bond Fund.

_____________________________________________________________________________
(1) Lipper Analytical Services defines Short-Term Investment Grade Debt Funds as investing "at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 5 years or less." The Lipper ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is not predictive of future results.

                         JANUS SHORT-TERM BOND FUND
                    Portfolio Manager, Sandy R. Rufenacht

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a solid blue line. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1996. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($12,068) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($12,097). There is a legend in the upper left quadrant of the graph which indicates Janus Short-Term Bond Fund's one-year and since inception (September 1, 1992) average annual total returns as 6.49% and 4.60%, respectively.

Source - Lipper Analytical Services, Inc. 1996. All returns reflect reinvested dividends.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                         JANUS SHORT-TERM BOND FUND
                              October 31, 1996

_____________________________________________________________________________
Principal Amount                                                 Market Value
_____________________________________________________________________________

Corporate Bonds - 73.9%
_____________________________________________________________________________

Aerospace and Defense - 4.3%
    $1,750,000   Lockheed Martin Corp., 6.55%
                   guaranteed unsecured notes, due 5/15/99       $ 1,763,125
_____________________________________________________________________________

Cable Television - 2.5%
     1,000,000   Poland Communications, Inc., 9.875%
                   senior notes, due 11/1/03                         997,500
_____________________________________________________________________________

Computers - Mainframe - 4.3%
     1,750,000   IBM Corp., 6.375%
                   global notes, due 6/15/00                       1,752,188
_____________________________________________________________________________

Containers - Metal and Glass - 4.3%
     1,750,000   Crown Cork & Seal Co., Inc., 5.875%
                   notes, due 4/15/98                              1,745,625
_____________________________________________________________________________

Diversified Operations - 4.4%
     1,800,000   Grand Metropolitan Investment Corp., 6.50%
                   guaranteed notes, due 9/15/99                   1,811,250
_____________________________________________________________________________

Finance - Auto Loan - 8.7%
     1,750,000   Ford Motor Credit Corp., 7.25%
                   notes, due 5/15/99                              1,791,562
     1,750,000   General Motors Acceptance Corp., 6.65%
                   notes, due 5/24/00                              1,760,938
_____________________________________________________________________________
                                                                   3,552,500
_____________________________________________________________________________

Finance - Credit Card - 12.9%
     1,750,000   Capital One Bank, 6.73%
                   deposit notes, due 6/04/98                      1,765,312
     1,750,000   Dean Witter Discovery & Co., 6.00%
                   notes, due 3/1/98                               1,752,187
     1,750,000   First USA Bank, Inc., 5.75%
                   notes, due 1/15/99                              1,730,313

_____________________________________________________________________________
                                                                   5,247,812
_____________________________________________________________________________
Food - Retail - 2.6%
    $1,000,000   Ralphs Grocery Co., 13.75%
                   senior subordinated notes, due 6/15/05        $ 1,065,000
_____________________________________________________________________________

Medical - Hospitals - 4.8%
     1,950,000   Columbia/HCA Healthcare Corp., 6.50%
                   notes, due 3/15/99                              1,964,625
_____________________________________________________________________________

Multi-Line Insurance - 4.3%
     1,750,000   International Lease Finance Corp., 6.625%
                   notes, due 4/1/99                               1,767,500
_____________________________________________________________________________

Retail - Apparel and Shoe - 4.3%
     1,750,000   TJX Companies, Inc., 6.625%
                   notes, due 6/15/00                              1,745,625
_____________________________________________________________________________

Savings/Loan/Thrifts - 4.3%
     1,750,000   Great Western Financial Corp., 6.125%
                   notes, due 6/15/98                              1,754,375
_____________________________________________________________________________

Super-Regional Banks - 4.3%
     1,750,000   Norwest Corp., 6.25%
                   senior notes, due 4/15/99                       1,756,562
_____________________________________________________________________________

Transportation - Railroad - 4.3%
     1,750,000   Union Pacific Corp., 6.25%
                   notes, due 3/15/99                              1,747,813
_____________________________________________________________________________

Transportation - Truck - 3.6%
     1,500,000   J.B. Hunt Transport Service, 6.00%
                   senior notes, due 12/12/00                      1,466,250
_____________________________________________________________________________
Total Corporate Bonds (cost $29,872,862)                          30,137,750
_____________________________________________________________________________

U.S. Government Obligation - 12.4%
    $5,000,000   U.S. Treasury Note, 6.125%,
                   due 8/31/98 (cost $5,018,538)                 $ 5,033,350
_____________________________________________________________________________

Short-Term Corporate Notes - 12.0%

                 General Electric Capital Corp.
     2,000,000     5.55%, 11/1/96                                  2,000,000
                 Household Finance Corp.
       900,000     5.55%, 11/1/96                                    900,000
                 Prudential Funding Corp.
     2,000,000     5.50%, 11/1/96                                  2,000,000
_____________________________________________________________________________
Total Short-Term Corporate Notes (amortized cost $4,900,000)       4,900,000
_____________________________________________________________________________
Total Investments (total cost $39,791,400) - 98.3%                40,071,100
_____________________________________________________________________________
Cash,  Receivables and Other Assets, net of Liabilities - 1.7%       712,851
______________________________________________________________________________
Net  Assets  - 100%                                              $40,783,951
_____________________________________________________________________________
See Notes to Financial Statements

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                             MONEY MARKET FUNDS
                    Portfolio Manager, Sharon S. Pichler

The Year in Review

    During our fiscal year ended October 31, 1996, interest rates moved dramatically, but when the dust had settled at year-end, little had changed. Rates had almost come full circle, back to roughly the same levels as when the year began. For example, the yield on the one-year Treasury started the year at 5.47%, hit a low of 4.78% on February 13, then climbed quickly to a high of 5.96% on July 8. It then dropped again, finishing the year close to where it started, at 5.41%.

    In December 1995, the only question on bond investors minds was how much lower the Federal Reserve Board would push rates in order to restart a sluggish economy. Normally, the portfolios' weighted average maturities would have been getting longer under such a scenario in an attempt to lock in better yields for longer periods. However, the yield curve was so flat, the yield differential between one-year and overnight paper so small, that there was no incentive to do so. One-year obligations were not paying enough to assume the extra interest rate risk. Many money market fund managers took the risk anyway, and paid the price (in lower yields) later, when the decline in interest rates came to a screeching halt and yields then moved sharply higher.

    The Funds' flexibility stood it in good stead. Betting assets on interest rate forecasts, which are usually based on less reliable models than predictions about the weather, is almost never a good long-term strategy. Janus money market portfolios remained in short-term paper, much of it overnight obligations, where yields were competitive.

    Overall, the year served to reinforce the need for discipline and for detailed underlying credit research to support our strategy. It is well worth the effort to look hard for exceptional opportunities no matter what the interest rate environment. Our research team is willing to take a base hit, rather than swing for the fences and risk a strikeout.

Janus Money Market Fund

    For much of the year the portfolio remained in a "barbell": The vast majority of assets were in very short obligations, with little or nothing in intermediate maturities, and a few selected opportunities in longer-term debt (6 months to one year). As a result, we were able to take advantage of higher short-term rates while getting help from longer-term positions, but without locking the portfolio into yields that would underperform if interest rates moved higher. This approach has given the Fund a weighted average maturity of just 40 days as of October 31, 1996. Janus Money Market Fund is rated Aa by Moody's Investor Services.

    For the 12 months ended October 31, Janus Money Market Fund ranked 59 of 289 funds (top 20%) in the U.S. Money Market category defined by Lipper Analytical Services, a large mutual fund rating company.(1)

_____________________________________________________________________________
(1) Lipper Analytical Services defines a U.S. Money Market Fund as one that invests "in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value."

Janus Government Money Market Fund

    Government money market instruments operate in highly efficient markets. It is very hard to get an edge. This year our investment strategy was two-pronged: first, to maintain high levels of liquidity and safety by stressing low-risk (from interest rate volatility), short-term paper; and second, to scrap for every basis point (.01%, one hundredth of one percent) by being opportunistic in longer-term securities.

    All government debt in the Fund is rated AAA, the highest credit quality available. Janus Government Money Market Fund also has a rating of Aaa from Moody's Investor Services. Moody's analyzes the Fund's credit quality, market price exposure, and management. The portfolio had a weighted average maturity of 42 days on October 31, 1996.

    For the 12 months ended October 31, Janus Government Money Market Fund ranked 20 of 113 funds (top 18%) in the U.S. Government Money Market category defined by Lipper Analytical Services, a large mutual fund rating company.(2)

_____________________________________________________________________________
(2) Lipper defines a U.S. Government Money Market Fund as one that "invests principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days," and that intends "to keep constant net asset value."

Janus Tax-Exempt Money Market Fund

    Two factors influence municipal money market rates: supply and demand; and investors' expectations of marginal tax rates. If investors expect higher marginal tax rates, they will accept lower tax-exempt rates. This year, lack of supply and investors' expectations of continued high taxes have kept municipal rates at approximately 65% to 70% of taxable rates. They used to be closer to 80%.

    California debt returned to respectability this year. In the wake of the Orange County default, many local counties and municipalities upgraded their investment pools and obtained ratings for their portfolios. This increased their creditworthiness and improved the investment climate for municipal paper.

    Long-term and short-term rates were virtually the same for most of the year, so we opted for the greater flexibility of short-term securities. The Fund's weighted average maturity was 41 days as of October 31.

    For the 12 months ended October 31, Janus Tax-Exempt Money Market Fund ranked 12 of 132 funds (top 8%) in the U.S. Tax-Exempt Money Market category defined by Lipper Analytical Services, a mutual fund rating company.(3)

_____________________________________________________________________________
(3) Lipper defines a Tax-Exempt Money Market Fund as one that "invests in high quality municipal obligations with dollar-weighted average maturities of less than 90 days," and that intends "to keep constant net asset value." Past performance is not a guarantee of future results.
Money market funds are neither insured nor guaranteed by the U.S. government and there can be no assurance that money market funds will be able to maintain a $1.00 share price. Lipper rankings are based on total return, including reinvestment of dividends and capital gains.

Thank you for your investment in Janus Money Market Funds.

                           JANUS MONEY MARKET FUND
                              October 31, 1996

_____________________________________________________________________________
Principal Amount                                             Market Value
_____________________________________________________________________________

Short-Term Corporate Notes - 25.9%
  $ 7,700,000    Alabama State Industrial Development
                   Authority 5.8201%, 12/20/96+              $ 7,700,000
   50,000,000    American Honda Finance Corp.
                   5.665%, 6/23/97                            50,000,000
   30,000,000    BTM Capital Corp. 5.44%, 1/15/97             29,660,000
   22,291,000    Cogentrix of Richmond, Inc.
                   5.42%, 11/21/96                            22,223,879
   25,300,000    Dean Health System, Inc.
                   5.4323%, 11/27/96                          25,200,739
   10,000,000    General Electric Capital Corp.
                   5.27%, 11/25/96                             9,964,867
                 General Motors Acceptance Corp.:
   25,000,000      5.04%, 12/3/96                             24,888,000
   15,000,000      5.29%, 12/6/96                             14,922,854
   20,000,000      5.47%, 2/14/97                             19,680,917
   40,000,000      5.53%, 5/1/97                              38,887,856
   30,000,000      5.50%, 6/23/97                             28,927,500
                 Hanover Direct, Inc.:
    7,600,000      Series A, 5.8201%, 12/20/96+                7,600,000
    6,500,000      Series B, 5.8201%, 12/20/96+                6,500,000
                 Heller International Corp.:
   15,000,000      5.43%, 11/8/96                             14,984,162
   10,000,000      5.33%, 11/20/96                             9,971,869
   25,000,000      5.43%, 12/4/96                             24,875,562
   25,000,000    IBM Credit Corp. 5.80%, 10/7/97              24,999,296
                 Kubota Finance Corp.:
   30,000,000      5.37%, 11/4/96                             29,986,575
   10,000,000      5.38%, 11/12/96                             9,983,561
   18,500,000    Los Angeles County California Metropolitan
                   Transit Authority, Series A,
                   5.7125%, 12/9/96+                          18,500,000
   16,804,000    Mitsubishi Motors Credit of America
                   5.33%, 11/26/96                            16,741,802
   35,500,000    Orix America, Inc. 5.34%, 11/1/9635,500,000
                 Sanwa Business Credit:
   15,000,000      5.36%, 11/6/96                             14,988,833
   20,000,000      5.32%, 11/14/96                            19,961,578
   12,000,000      5.32%, 11/18/96                            11,969,853
   50,000,000      5.32%, 11/26/96                            49,815,278
   74,560,000    75th State Street, 5.40%, 12/4/96            74,190,928
______________________________________________________________________________
Total Short-Term Corporate Notes

(amortized cost $642,625,909)                                642,625,909
_____________________________________________________________________________

Taxable Variable Rate Demand Notes - 30.5%
   30,000,000    American Honda Finance Corp.,
                   5.6875%, 8/1/97                            29,994,813
   50,000,000    Bankers Trust Co., 5.40%, 10/16/97           49,976,889
    4,300,000    Bayliss Group Partnership, 5.50%, 1/1/10      4,300,000
   18,900,000    Bedford County Virginia, Industrial
                   Development Authority, Series D,
                   5.42%, 12/1/25                             18,900,000
   50,000,000    Boatmens Credit Card Bank of New Mexico,
                   5.394%, 8/8/97                             49,992,329
   16,160,000    Community Health System, Inc., Series A,
                   5.55%, 10/1/03                             16,160,000
   25,000,000    Crozer - Keystone Health Systems,
                   5.52%, 12/15/21                            25,000,000
   13,000,000    Downtown Marietta Georgia, Development
                   Authority Marietta Conference Center
                   Revenue, Series A, 5.40%, 7/1/21           13,000,000
   14,500,000    Fontana, California Property Acquisition
                   Program, 5.67%, 10/1/20                    14,500,000
   80,000,000    General American Life Insurance Co.,
                   5.63%, 8/13/97                             80,000,000
   15,000,000    General Electric Capital Corp., 5.58%,
                   7/7/97                                     15,011,596
    9,300,000    H/M Partners, L.L.C., 5.75%, 10/1/20          9,300,000
_____________________________________________________________________________

Taxable Variable Rate Demand Notes (continued)
  $12,900,000    Jackson County, Alabama Industrial
                   Development, (Beaulieu America Project),
                   5.525%, 7/1/10                            $12,900,000
   22,500,000    Key Bank of New York, senior notes,
                   5.26%, 2/14/97                             22,494,144
    4,000,000    Liliha Partners, L.P. of California,
                   5.80%, 8/1/24                               4,000,000
   50,000,000    MBNA America Bank, 5.4141%, 7/3/97           50,000,000
   63,000,000    MBNA American Bank, N.A. of Newark,
                   Delaware, 5.375%, 6/13/97                  63,000,000
                 Mississippi Business Finance Industrial
                   Development Revenue:
    4,600,000        (Dana Lighting Project), 5.45%, 5/1/10    4,600,000
    6,700,000        (Choctaw Foods, Inc. Project),
                       5.45%, 8/1/15                           6,700,000
   17,000,000    Oakwood Medical Enterprises, Inc.,
                   Series A, 5.59%, 9/1/12                    17,000,000
   40,000,000    PNC Bank, N.A. of Pittsburgh, Pennsylvania,
                   5.3375%, 7/1/97                            39,973,851
   14,100,000    Pasadena California COPS, (Los Robles
                   Avenue Parking Facility Project),

                   5.55%, 11/1/12                             14,100,000
   11,910,000    Philip R. Wegman, (The Manors Project),
                   5.80%, 10/1/20                             11,910,000
   25,000,000    Rehau, Inc., 5.50%, 10/1/19                  25,000,000
                 SMM Trust:
   42,000,000      Series 1996-L, 5.4367%, 6/17/97+           42,000,000
   25,000,000      Series 1996-U, 5.4289%, 6/20/97+           25,000,000
    3,090,000    St. Francis, Hawaii Healthcare Foundation
                   Revenue, 5.70%, 8/1/12                      3,090,000
   17,800,000    St. Joseph Health Systems of California,
                   Series A, 5.68%, 7/1/11                    17,800,000
    7,400,000    San Bernardino County, California,
                   (Capital Improvement Refining Project),
                   5.65%, 11/1/25                              7,400,000
    9,365,000    San Jose, California Financing Authority,
                   (Hayes Mansion Revenue Project),
                   Series A, 5.55%, 12/1/25                    9,365,000
   25,000,000    Southtrust Bank of North Carolina,
                   Medium Term Senior Notes,
                   5.3867%, 10/16/97                          25,000,000
    8,155,000    Tyler, Texas Health Facilities Development
                   Corp., (East Texas Medical Center),
                   5.80%, 11/1/25                              8,155,000
    5,315,000    Union City, Tennessee Industrial
                   Development Board, (Cobank Limited,
                   L.L.C., Project), 5.68%, 1/1/25             5,315,000
    5,000,000    Venturecor, Inc., Healthcare Revenue,
                   5.60%, 5/15/35                              5,000,000
    9,300,000    Virginia State Housing Development
                   Authority Residential Mortgage Revenue,
                   Series A, 5.45%, 3/1/02                     9,300,000
_____________________________________________________________________________
Total Taxable Variable Rate Demand Notes
  (amortized cost $755,238,622)                              755,238,622
_____________________________________________________________________________

Certificates of Deposit - 9.7%
   25,000,000    Caisse Nationale de Credit Agricole of
                   Chicago, Illinois 5.90%, 10/20/97          25,000,000
   10,000,000    Canadian Imperial Bank 5.50%, 3/11/97        10,000,000
   50,000,000    Bank of Tokyo 5.55%, 12/18/96                50,000,000
                 Industrial Bank of Japan:
   20,000,000      5.48%, 12/30/96                            20,000,000
   40,000,000      5.50%, 1/29/97                             40,000,000
   20,000,000    MBNA America 5.42%, 12/18/96                 20,000,000
   25,000,000    Midland Bank PLC 5.90%, 11/7/97              25,000,000
   50,000,000    Sumitomo Bank of New York 5.43%, 11/1/96     50,000,000
_____________________________________________________________________________

Total Certificates of Deposit (cost $240,000,000)            240,000,000
_____________________________________________________________________________

Promissory Notes - 5.6%
 $140,000,000    Goldman Sachs Group, L.P.
                   5.5351%, 1/21/97 (cost $140,000,000)     $140,000,000
_____________________________________________________________________________

Put Bonds - 1.2%
                 Northglenn Colorado Urban Renewal
                   Authority, (Northglenn Mall Project):
    8,700,000        Series A-2, 5.90%, 12/1/13                8,700,000
    5,700,000        Series B, 5.90%, 12/1/16                  5,700,000
   15,200,000    Richmond County, Georgia, (Monsanto Co.
                   Project), 6.01%, 6/1/20                    15,200,000
_____________________________________________________________________________
Total Put Bonds (cost $29,600,000)                            29,600,000
_____________________________________________________________________________

General Obligation Notes - 1.5%
                 New York City, New York:
   30,000,000      Series 95 A-2, 5.70%, 2/21/97              30,000,000
    6,000,000      Subseries A-2, 5.68%, 2/6/97                6,000,000
_____________________________________________________________________________
Total General Obligation Notes (cost $36,000,000)             36,000,000
_____________________________________________________________________________

Bank Notes - 1.8%
   25,000,000    American Express Centurion Bank of
                   Newark, Delaware 5.53%, 11/12/96           25,000,000
   20,000,000    FCC National Bank of Wilmington, Delaware
                   5.73%, 8/21/97                             19,953,504
_____________________________________________________________________________
Total Bank Notes (amortized cost $44,953,504)                 44,953,504
_____________________________________________________________________________

Repurchase  Agreements - 26.8%
 $197,480,000   Bankers Trust Securities Corp., 5.66%,
                 dated 10/31/96, maturing 11/1/96, to be
                 repurchased at $197,511,048, collateralized by $100,000,000 in Huntington National Bank
                 Certificate of Deposit, 5.85%, 9/30/97;
                 $100,000,000 in Societe Generale
                 Certificate of Deposit 5.77% - 6.09%,
                 5/15/97 - 6/13/97;  with respective
                 values of $100,699,358  and  $102,725,449 $ 197,480,000

  268,000,000   J.P. Morgan and Co., 5.65% - 6.00%,
                 dated 10/31/96, maturing 11/1/96, to be
                 repurchased at $268,042,479, collateralized by $75,000,000 in J.P. Morgan Commercial

                 Paper 5.86%, 10/3/97; $54,387,419 in
                 Canadian Imperial Bank of Commerce
                 Certificate of Deposit 5.42%, 1/17/97;
                 $100,000,000 in Banque National de Paris
                 Certificate of Deposit 5.29% - 5.32%,
                 12/2/96 - 12/19/96; $30,695,000 in U.S.
                 Treasury Notes 8.875%, 2/15/99;
                 $53,682,635 in Government National
                 Mortgage Association Notes 9.00% - 9.50%,
                 8/15/16 - 6/15/21 with respective
                 values of $75,000,000; $54,500,000;
                 $100,000,000; $33,233,783 and
                 $10,630,693                                 268,000,000

  200,000,000  Lehman Brothers, Inc., 5.65%,
                dated 10/31/96, maturing 11/1/96,
                to be repurchased at $200,031,389,
                collateralized by $425,980,507 in
                Federal National Mortgage Association
                Notes 0% - 7.00%, 7/1/26 - 8/1/26
                with a value of $204,000,676                200,000,000
_____________________________________________________________________________
Total          Repurchase Agreements (cost
                $665,480,000)                                665,480,000
_____________________________________________________________________________
Total Investments (total cost $2,553,898,035) - 103.0%     2,553,898,035
_____________________________________________________________________________
Liabilities, net of Cash, Receivables and
  Other Assets - (3.0%)                                      (74,400,764)
_____________________________________________________________________________
Net Assets - 100%                                          $2,479,497,271
_____________________________________________________________________________

See Notes to Financial Statements

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                     JANUS GOVERNMENT MONEY MARKET FUND
                              October 31, 1996
_____________________________________________________________________________
Principal Amount                                             Market Value
_____________________________________________________________________________

U.S. Government Agency Notes - 34.4%
                 Federal Farm Credit Bank:
   $  500,000      5.24%, 12/16/96                            $  496,725
    1,000,000      5.46%, 1/15/97                                988,625
                 Federal Home Loan Bank System:
    5,000,000      5.26%, 11/20/96                             4,986,120
      325,000      5.43%, 12/2/96                                323,480
    5,000,000      5.26%, 12/3/96                              4,976,622
    3,225,000      5.275%, 1/15/97                             3,189,559
    2,000,000      5.22%, 2/21/97                              1,967,520
    1,365,000      5.25%, 3/14/97                              1,338,525
    2,365,000      5.30%, 4/25/97                              2,304,068
    2,265,000      5.30%, 6/24/97                              2,186,637
    3,000,000      5.32%, 7/17/97                              2,885,620
   10,000,000      6.00%, 8/1/97                              10,007,391
                 Federal Home Loan Mortgage Corp.:
      246,000      5.37%, 1/2/97                                 243,725
    5,000,000      5.29%, 2/24/97                              4,915,507
                 Federal National Mortgage Association:
   10,000,000      5.21% - 5.26%, 11/27/96                     9,962,192
    7,225,000      5.341%, 12/3/96                             7,190,470
    3,000,000      5.25%, 1/29/97                              2,961,063
_____________________________________________________________________________
Total U.S. Government Agency Notes (amortized cost
                                                              60,923,849
_____________________________________________________________________________

U.S. Government Agency Variable Notes - 20.5%
                 Federal Farm Credit Bank:
    2,000,000      5.35%, 6/13/97                              1,999,406
    5,000,000      5.32%, 8/20/97                              4,998,065
                 Federal Home Loan Bank System:
    5,000,000      5.46%, 7/10/97                              5,002,526
    3,000,000      5.36%, 9/2/97                               2,992,442
    5,000,000      5.195%, 9/24/97                             4,996,461
                 Federal National Mortgage Association
    5,000,000      5.4762%, 9/9/97                             4,996,666
                 Student Loan Marketing Association:
    1,240,000      5.50%, 3/3/97                               1,240,026
    5,000,000      5.37%, 4/18/97                              4,998,856
    5,000,000      5.35%, 11/24/97                             4,996,220
_____________________________________________________________________________
Total U.S. Government Agency Variable Notes

  (amortized cost $36,220,668)                                36,220,668
_____________________________________________________________________________

Repurchase Agreements - 45.0%
  $11,900,000    Goldman, Sachs & Co., 5.60%,
                   dated 10/31/96, maturing  11/1/96,
                   to be repurchased at $11,901,851,
                   collateralized  by $12,138,001
                   in Federal National Mortgage Association
                   pooled assets 7.293% and 6.463%,
                   4/1/24 and 1/1/26 with respective
                   values of $10,830,737 and $1,307,264     $ 11,900,000
   40,000,000    HSBC Securities, Inc., 5.625%,
                   dated 10/31/96, maturing 11/1/96,
                   to be repurchased at $40,006,250,
                   collateralized by $778,570 in Federal Home
                   Loan Mortgage Corp. 5.9375%, 7/25/23;
                   $43,838,070 in Federal National Mortgage
                   Association pooled assets 6.061%
                   and 6.074%, 8/1/29 and 1/1/34 with
                   respective values of $545,882; $22,443,867
                   and $17,814,230                            40,000,000
   27,700,000    NationsBanc Capital Markets, Inc., 5.31%,
                   dated 10/29/96, maturing 11/5/96, to be
                   repurchased at $27,728,600, collateralized
                   by $28,250,000 in Student Loan Mortgage
                   Association Floating Rate Bond 5.9189%,
                   10/26/09 with a value of $28,300,850       27,700,000
_____________________________________________________________________________
Total Repurchase Agreements (cost $79,600,000)                79,600,000
_____________________________________________________________________________
Total Investments (total cost $176,744,517) - 99.9%          176,744,517
_____________________________________________________________________________
Cash, Receivables and Other Assets,
  net of Liabilities  - 0.1%                                     153,008
_____________________________________________________________________________
Net  Assets  - 100%                                         $176,897,525
_____________________________________________________________________________

See Notes to Financial Statements

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                     JANUS TAX-EXEMPT MONEY MARKET FUND
                              October 31, 1996

_____________________________________________________________________________
Principal Amount                                             Market Value
_____________________________________________________________________________

Variable Rate Demand Notes - 83.7%
_____________________________________________________________________________

Alabama - 4.8%
   $  800,000    Athens Industrial Development Board
                   Revenue, (Coilplus Income Project),
                   3.65%, 9/1/99                              $  800,000
                 Birmingham Baptist Medical Center,
                   Special Care Facilities Financing
                   Authority Revenue:
    1,500,000    Senior Living Communities, Inc.
                   Project, Series A, 3.70%, 9/1/20            1,500,000
    1,330,000    Baptist Health Systems, Inc., Series A,
                   3.70%, 11/15/24                             1,330,000
_____________________________________________________________________________
                                                               3,630,000
_____________________________________________________________________________

California - 8.4%
    2,700,000    California Statewide Communities,
                   (Whispering Winds Apartments),
                   Series D, 3.85%, 12/1/22                    2,700,000
    1,600,000    Carlsbad Housing and Redevelopment
                   Community, (Seascape Village Project),
                   3.85%, 12/1/05                              1,600,000
                 Los Angeles Regional Airport Improvements
                   Corp. Lease Revenue,
                   (American Airlines - L.A. International):
      400,000    Series B, 3.65%, 12/1/24                        400,000
      300,000    Series D, 3.65%, 12/1/24                        300,000
    1,400,000    Series E, 3.65%, 12/1/24                      1,400,000
_____________________________________________________________________________
                                                               6,400,000
_____________________________________________________________________________

Colorado - 6.6%
      450,000    Colorado Health Facility Authority Revenue,
                   (Valley View Hospital Association Project),
                   4.15%, 10/1/12                                450,000
    3,300,000    Denver City & County Airport Revenue,
                   Series B, 3.70%, 12/1/25                    3,300,000
    1,300,000    Englewood Industrial Development Revenue,
                   (Swedish Mobility Limited Project),
                   3.65%, 12/1/10                              1,300,000

_____________________________________________________________________________
                                                               5,050,000
_____________________________________________________________________________

Delaware - 0.3%
      200,000    Wilmington Hospital Revenue,
                   (Dates - Franciscan Health System),
                   Series A, 3.65%, 7/1/11                       200,000

_____________________________________________________________________________

Florida - 4.2%
    3,200,000    Dade County, Apartment Revenue, Series A,
                   3.70%, 10/1/09                              3,200,000
_____________________________________________________________________________

Georgia - 2.2%
    1,700,000    Burke County Development Authority
                   Pollution Control Revenue, (Georgia
                   Power Company Plant Vogtle - 5th),
                   3.65%, 7/1/24                               1,700,000
_____________________________________________________________________________

Hawaii - 1.4%
                 Hawaii State Housing Finance and
                   Development Corp. Revenue,
                   (Rental Housing System):
      800,000      Series A, 3.60% 7/1/25                        800,000
      300,000      Series B, 3.60% 7/1/25                        300,000
_____________________________________________________________________________
                                                               1,100,000
_____________________________________________________________________________

Illinois - 3.1%
   $  649,070    Village of Franklin Park, (AM Castle and
                   Company Project), 3.85%, 6/1/17            $  649,070
      187,500    Village of Rosemont, (AM Castle and
                   Company Project), 3.85%, 6/1/17               187,500
    1,500,000    Wood Dale Industrial Development
                   Revenue, (Nippon Express, Inc. Project),
                   3.65%, 6/1/00                               1,500,000
_____________________________________________________________________________
                                                               2,336,570
_____________________________________________________________________________

Kansas - 2.9%
    2,245,000    Shawnee Industrial Development Revenue,
                   (Shawnee Village Association Project),

                   3.75%, 12/1/09                              2,245,000
_____________________________________________________________________________

Kentucky - 1.3%
    1,000,000    Mayfield Multi-City Lease Revenue,
                   (League of Cities Funding Transportation
                   Project), 3.75%, 7/1/26                     1,000,000
_____________________________________________________________________________

Louisiana - 2.0%
    1,485,000    Sulphur Industrial Development Revenue,
                   (La Quinta Inns Project), 3.70%, 12/1/04    1,485,000
_____________________________________________________________________________

Maryland - 0.4%
      300,000    Frederick General Obligation, 3.75%, 8/1/11     300,000
_____________________________________________________________________________

Michigan - 4.7%
      200,000    Michigan State Job Development Authority
                   Revenue, (Kentwood Residence),
                   3.70%, 11/1/14                                200,000
                 Michigan State Hospital
                   Finance Authority Revenue,
                   (Hospital Equipment Loan Program):
      200,000      3.55%, 12/1/23                                200,000
    3,200,000      Series A, 3.55%, 12/1/23                    3,200,000
_____________________________________________________________________________
                                                               3,600,000
_____________________________________________________________________________

Minnesota - 6.4%
    1,800,000    Golden Valley Industrial Development
                   Revenue, (Unicare Homes Project),
                   3.70%, 9/1/14                               1,800,000
    1,200,000    Robbinsdale Industrial Development
                   Revenue, (Unicare Homes Inc., Project),
                   3.70%, 10/1/14                              1,200,000
    1,900,000    St. Paul Housing and Redevelopment
                   Authority Revenue, (District Heating),
                   3.70%, 12/1/12                              1,900,000
_____________________________________________________________________________
                                                               4,900,000
_____________________________________________________________________________

Missouri - 4.0%
      973,000    Kansas City Industrial Development
                   Authority, (AM Castle and Company
                   Project), 3.85%, 6/1/10                      973,000
                 Missouri State Health and Education
                   Facilities Authority Revenue:

      100,000        (St. Louis University Project),
                       3.75%, 12/1/05                           100,000
    1,400,000        (The Washington University Project),
                       Series C, 3.55%, 9/1/30                1,400,000
      600,000    West Plains Industrial Revenue Authority,
                   (West Plains Manor Project),
                   3.70%, 11/1/10                               600,000
_____________________________________________________________________________
                                                              3,073,000
_____________________________________________________________________________

New York - 5.9%
   $3,600,000    New York State Dormitory Authority
                   Revenue, (St. Francis Center at the Knolls
                   Project), 3.75%, 7/1/23                  $ 3,600,000
      900,000    Ontario County Industrial Development
                   Authority, (Eastman Kodak V Association
                   Project), 4.25%, 8/1/15                      900,000
_____________________________________________________________________________
                                                              4,500,000
_____________________________________________________________________________

Ohio - 5.5%
    3,600,000    Cuyahogo County Hospital District Revenue,
                   (University Hospital - Cleveland),
                   3.70%, 1/1/16                              3,600,000
      590,000    Ohio Industrial Development Revenue,
                   (AM Castle and Company Project),
                   3.85%, 12/1/06                               590,000
_____________________________________________________________________________
                                                              4,190,000
_____________________________________________________________________________

Oklahoma - 5.4%
    1,200,000    Claremore Redevelopment Authority
                   Industrial Development Revenue,
                   (Worthington Cylinder Corp. Project),
                   3.70%, 1/1/11                              1,200,000
    2,900,000    Tulsa Home Finance Authority, (Greenbriar
                   Project), Series B, 3.95%, 3/15/05         2,900,000
_____________________________________________________________________________
                                                              4,100,000
_____________________________________________________________________________

Pennsylvania - 6.2%
    2,000,000    Northeastern Hospital and Education
                   Authority Revenue, (Allhealth Pooled
                   Financing Program), 3.70%, 7/1/26          2,000,000
    1,450,000    Philadelphia Authority for Industrial
                   Development Multifamily Revenue,
                   (Harbor View Towers), 3.85%, 11/1/27       1,450,000

    1,300,000    Venango Industrial Development Authority,
                   (Pennzoil Company Project), Series A,
                   3.95%, 12/1/12                             1,300,000
_____________________________________________________________________________
                                                              4,750,000
_____________________________________________________________________________

South Carolina - 3.9%
    1,750,000    Lexington County, (Charter Rivers Hospital),
                   3.55%, 6/1/07                              1,750,000
    1,200,000    South Carolina Jobs Economic Development
                   Authority Revenue, (St. Francis Hospital
                   Project), 3.65%, 7/1/22                    1,200,000
_____________________________________________________________________________
                                                              2,950,000
_____________________________________________________________________________

Tennessee - 0.9%
      200,000    Hamilton County Industrial Development
                   Revenue, (Komatsu America
                   Manufacturing Project), 3.65%, 11/1/05       200,000
      100,000    Metropolitan Nashville Airport Authority
                   Special Facilities Revenue,
                   (American Airlines Project), Series A,
                   3.65%, 10/1/12                               100,000
      400,000    Sullivan County Industrial Development
                   Board Pollution Control Revenue,
                   (Mead Corp. Project), 3.65%, 11/1/16         400,000
_____________________________________________________________________________
                                                                700,000
_____________________________________________________________________________

Texas - 1.7%
                 Grapevine Industrial Development Revenue,
                   (American Airlines, Inc. Project):
      300,000        Series A1, 3.65%, 12/1/24                  300,000
      300,000        Series A3, 3.65%, 12/1/24                  300,000
                 Lone Star Airport Improvement Authority,
                   (American Airlines, Inc. Project):
      200,000        Series A3, 3.65%, 12/1/14                  200,000
      100,000        Series A4, 3.65%, 12/1/14                  100,000
   $  200,000    Metropolitan Higher Education Authority
                   Revenue, (University of Dallas Project),
                   Series B, 3.90%, 12/1/04                  $  200,000
      200,000    North Central Health Facilities Development
                   Revenue, (Presbyterian Medical Center),
                   Series D, 3.65%, 12/1/15                     200,000
_____________________________________________________________________________
                                                              1,300,000
______________________________________________________________________________
Washington - 1.5%

    1,120,000    Washington State Housing Finance
                   Community Nonprofit Housing Revenue,
                   (YMCA of Greater Seattle), 3.60%, 7/1/11   1,120,000
_____________________________________________________________________________
Total Variable Rate Demand Notes
  (amortized cost $63,829,570)                               63,829,570
_____________________________________________________________________________

Bond Anticipation Notes - 3.9%
    1,000,000    New Bedford, Massachusetts Bond
                   Anticipation Notes, 4.25%, 10/10/97        1,003,163
                 Springfield, Massachusetts Bond
                   Anticipation Notes:
    1,000,000        4.50%, 6/27/97                           1,003,149
    1,000,000        4.60%, 7/11/97                           1,003,336
_____________________________________________________________________________
Total Bond Anticipation Notes (amortized cost $3,009,648)     3,009,648
_____________________________________________________________________________

General Obligation Notes - 2.6%
    1,000,000    Clark County, Washington School District
                   No. 114 Evergreen, Series A,
                   4.00%, 12/1/96                             1,000,224
    1,000,000    South Dakota Housing Development
                   Authority (Homeownership Mortgage),
                   Series A, 4.30%, 5/1/97                    1,002,801
_____________________________________________________________________________
Total General Obligation Notes (amortized cost $2,003,025)    2,003,025
_____________________________________________________________________________

Put Bonds - 2.6%
    1,000,000    Dove Valley, Colorado Metropolitan District,
                   Arapahoe County, Series B,
                   3.90%, 11/1/25                            1,000,000
    1,000,000    Tyler, Texas Health Facilities Development
                   Revenue, (East Texas Regional Health
                   Medical Center), Series C, 3.80%, 11/1/25 1,000,000
_____________________________________________________________________________
Total Put Bonds (cost $2,000,000)                            2,000,000
_____________________________________________________________________________

Tax and Revenue Anticipation Notes - 8.2%
    1,000,000    Campbell County, Wyoming School District
                   No. 1 Gillette, Tax Anticipation Warrants,
                   4.50%, 6/30/97                            1,003,196
    1,200,000    Milwaukee, Wisconsin Revenue Anticipation
                   Notes, Series A, 3.50%, 2/27/97           1,200,925
    1,000,000    New Bedford, Massachusetts Revenue
                   Anticipation Notes, 4.50%, 6/30/97        1,003,508
    1,000,000    Oxnard, California Unified High School
                   District, Tax and Revenue Anticipation

                   Notes, 4.50%, 8/7/97                      1,003,314
    1,000,000    South Coast, California Local Education
                   Agencies Partnership Pooled Tax and
                   Revenue Anticipation Notes, Series A,
                   4.75%, 6/30/97                            1,004,333
    1,000,000    Texas State Tax and Revenue Anticipation
                   Notes, 4.75%, 8/29/97                     1,006,342
_____________________________________________________________________________
Total Tax and Revenue Anticipation Notes
  (amortized cost $6,221,618)                                6,221,618
_____________________________________________________________________________
Total Investments - 101.0% (total cost $77,063,861)         77,063,861
_____________________________________________________________________________
Liabilities, Net of Cash, Receivables and Other
_____________________________________________________________________________
Assets - (1.0%)  (478,925)
_____________________________________________________________________________
Net  Assets - 100%                                         $76,584,936
_____________________________________________________________________________

See Notes to Financial Statements

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                    STATEMENTS OF OPERATIONS - BOND FUNDS

                                Janus                 Janus      Janus
For the fiscal year or period   Flexible  Janus       Federal    Short-Term
ended October 31, 1996          Income    High-Yield  Tax-Exempt Bond
(all numbers in thousands)      Fund      Fund(1)     Fund       Fund
_____________________________________________________________________________
Investment Income:
  Interest                           50,370     7,414     $2,119      $2,627
  Dividends                             717        --         --          --
_____________________________________________________________________________
                                     51,087     7,414      2,119       2,627
_____________________________________________________________________________
Expenses:
  Advisory fees                       3,620       556        218         274
  Transfer agent fees and expenses    1,263       159        108         141
  Registration fees                      25        89         31          35
  Postage and mailing expenses          176        13         20          29
  Custodian fees                         94        30         11          18
  Printing expenses                       6         3         --          --
  Audit fees                             26         8         12           8
  Trustees' fees and expenses             7         1         --           1
  Other expenses                         68        13         13          13
_____________________________________________________________________________
Total expenses                        5,285       872        413         519
_____________________________________________________________________________
Expense and fee offsets                (62)       (8)        (9)         (7)
_____________________________________________________________________________
Net expenses                          5,223       864        404         512
_____________________________________________________________________________
Less: Excess expense reimbursement       --     (122)      (168)       (238)
_____________________________________________________________________________
                                      5,223       742        236         274
_____________________________________________________________________________
Net investment income                45,864     6,672      1,883       2,353
_____________________________________________________________________________
Net Realized and Unrealized
  Gain/(Loss) on Investments:
Net realized gain/(loss) from
  securities transactions             9,515     2,424        153         281
Net realized gain/(loss) from
  foreign currency                      (13)      (29)         --          --
Net realized gain/(loss) from
  futures contracts                   2,676        --        107       (143)
Change in net unrealized appreciation
  or depreciation of investments     (7,554)     3,565      (110)        118
_____________________________________________________________________________
Net gain/(loss) on investments        4,624     5,960        150         256
_____________________________________________________________________________
Net increase/(decrease) in net
  assets resulting from operations   $50,488   $12,632     $2,033     $2,609
_____________________________________________________________________________
1) Period December 29, 1995 (inception) to October 31, 1996

An Explanation of the Statement of Operations

    This financial statement details the Funds' income, expenses, gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.

    The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, the transfer agent fees, shareholder servicing expenses, printing and postage for mailing statements, financial reports, and prospectuses to investors.

    The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolio during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

See Notes to Financial Statements

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

              STATEMENTS OF ASSETS AND LIABILITIES - BOND FUNDS

                                                                    Janus
                                      Janus      Janus  Janus       Short
As of October 31, 1996                Flexible   High-  Federal     Term
(all numbers in thousands             Income     Yield  Tax-Exempt  Bond
except net asset value per share)     Fund       Fund   Fund        Fund
_____________________________________________________________________________
Assets:
Investments at cost                  $575,618   $210,466  $43,799  $39,791
_____________________________________________________________________________
_____________________________________________________________________________

Investments at value                  $588,890   $214,031  $44,133  $40,071
Cash                                      255      2,054       87      213
Receivables:
  Investments sold                     16,215      5,305    2,375    6,092
  Fund shares sold                        784        674      236       87
  Interest                             11,796      5,036      654      550
Variation margin - futures contracts       --         --        2       --
Other assets                                5         --        7        1
_____________________________________________________________________________
Total Assets                          617,945    227,100   47,494   47,014
_____________________________________________________________________________
Liabilities:
Payables:
  Investments purchased                12,025     15,521    2,534    6,000
  Fund shares repurchased               1,049        307       18      186
  Dividends                               635        149       30        7
  Advisory fee                            302         71       22        5
  Transfer agent fee                      138         36       10       13
Accrued expenses                           66         83       22       19
Variation margin - futures contracts       75         --       --       --
_____________________________________________________________________________
    Total Liabilities                  14,290     16,167    2,636    6,230
_____________________________________________________________________________
Net Assets                           $603,655   $210,933  $44,858  $40,784
  Shares Outstanding, $0.01 Par
  Value (unlimited shares authorized)  62,580     18,965    6,481   14,239
_____________________________________________________________________________
Net Asset Value Per Share               $9.65     $11.12    $6.92    $2.86
_____________________________________________________________________________

An Explanation of the Statement of Assets and Liabilities

    This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the fiscal period.

    The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared on stocks owned but not yet received, and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid, and expenses owed but not yet paid.

    The last line of this schedule reports the Funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

See Notes to Financial Statements

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

              STATEMENTS OF CHANGES IN NET ASSETS - BOND FUNDS

                                 Janus           Janus     Janus Federal           Janus
For the fiscal year or       Flexible Income  High-Yield     Tax-Exempt        Short-Term Bond
period ended October 31          Fund            Fund          Fund                Fund
(all numbers in thousands)
________________________________________________________________________________________________
                              1996    1995       1996(1)    1996  1995         1996     1995
________________________________________________________________________________________________

Operations:
Net investment income    $ 45,864  $35,605    $ 6,672      $1,883    $1,591   $ 2,353   $3,158
Net realized gain/
(loss) from investment
transactions               12,178  (2,794)      2,395         260      (317)      138  (1,863)
Change in unrealized
net appreciation or
depreciation
of investments            (7,554)  34,614       3,565        (110)    2,038       118   1,234
________________________________________________________________________________________________
Net increase/(decrease)
in net assets resulting from
operations                 50,488   67,425      12,632       2,033    3,312     2,609    2,529
________________________________________________________________________________________________
Dividends and Distributions
to Shareholders:
Net investment income*    (45,865) (35,571)     (6,672)     (1,884)  (1,591)   (2,352) (3,062)
Net realized gain from
investment transactions        --       --           --          --      --        --       --
Net decrease from dividends
and distributions         (45,865) (35,571)     (6,672)     (1,884)  (1,591)   (2,352) (3,062)
________________________________________________________________________________________________
Capital Share Transactions:
Shares sold               313,773   349,106     272,508     26,324    26,365    27,920  32,690
Reinvested dividends
and distributions          38,575    27,431       5,896      1,553     1,284     2,169   2,664
Shares repurchased      (333,675) (205,377)    (73,431)   (15,761)  (23,241)  (37,679)(40,989)
________________________________________________________________________________________________
Net increase/(decrease)
from capital share
transactions              18,673   171,160      204,973     12,116     4,408   (7,590) (5,635)
Net increase/(decrease)
in net assets             23,296   203,014      210,933     12,265     6,129   (7,333) (6,168)
Net Assets:
Beginning of period      580,359  377,345            --     32,593    26,464    48,117  54,285
________________________________________________________________________________________________





                                     59




End of Period           $603,655 $580,359      $210,933    $44,858   $32,593   $40,784 $48,117
________________________________________________________________________________________________
Net Assets consist of:
Capital (par value and
paid-in surplus)*       $589,076 $570,403      $204,973    $46,050   $33,935   $43,738 $51,328
Undistributed net
investment income*           394      454            --        --         --         2       1
Undistributed net
realized gain/(loss)
from investments*          1,635  (10,601)        2,395    (1,648)   (1,909)   (3,236) (3,374)
Unrealized appreciation/
(depreciation) of
investments               12,550   20,103         3,565        456       567       280     162
________________________________________________________________________________________________
                       $603,655 $580,359      $210,933    $44,858   $32,593   $40,784 $48,117
________________________________________________________________________________________________
Transactions in Fund Shares:
Shares sold               32,701   38,305        25,145      3,784     3,916     9,842  11,546
Reinvested distributions   4,031    2,993           538        223       192       764     941
________________________________________________________________________________________________
Total                     36,732   41,298        25,683      4,007     4,108    10,606  12,487
Shares repurchased      (34,947) (22,614)       (6,718)    (2,263)   (3,475)  (13,292)(14,449)
Net increase/(decrease)    1,785   18,684        18,965      1,744       633   (2,686) (1,962)
________________________________________________________________________________________________
Shares outstanding beginning
of period                 60,795   42,111            --      4,737     4,104    16,925  18,887
Shares outstanding end
of period                 62,580   60,795        18,965      6,481     4,737    14,239  16,925
________________________________________________________________________________________________
Purchases and Sales of
Investment Securities:
(excluding Short-Term
Securities) Purchases
of Securities         $1,062,764 $1,000,286     $431,286    $87,631   $53,375  $118,608 $81,206
Proceeds from Sales
of Securities          1,075,417    901,698      239,819     79,890    46,184   127,584  90,036
Purchases of Long-Term
U.S. Government
Obligations              147,498    213,741        1,115         --        --    54,851  74,963
Proceeds from Sales
of Long-Term U.S. Government
Obligations              155,967    152,266        1,141          --       --    60,549  70,371
_______________________________________________________________________________________________

(1) Fiscal period December 29, 1995 (inception) to October 31, 1996 *See Note 3 in Notes to Financial Statements

An Explanation of the Statement of Changes in Net Assets

    This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.

    The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets will also change as a result of dividend and capital gain distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net decrease from dividends and distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

    The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

    The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

See Notes to Financial Statements

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                      FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding                                                               Janus High-
throughout the fiscal year                  Janus Flexible Income Fund                 Yield Fund
for period ended October 31   1996       1995      1994      1993      1992              1996
_________________________________________________________________________________________________
Net asset value, beginning
of period                     $9.55     $8.96     $10.03     $9.26     $9.09            $10.00
_________________________________________________________________________________________________
Income from investment
operations
Net investment income           .73       .72        .74       .77       .68               .80
Net gains or (losses) on
securities (both realized
and unrealized)                 .10       .59       (.86)      .79       .15              1.12
_________________________________________________________________________________________________
Total from investment
operations                      .83      1.31       (.12)     1.56       .83              1.92
_________________________________________________________________________________________________
Less distributions
Dividends (from net
investment income)             (.73)     (.72)      (.72)     (.77)     (.66)             (.80)
Distributions (from capital
gains)                          --         --       (.23)     (.02)       --                --
_________________________________________________________________________________________________
Total distributions            (.73)     (.72)      (.95)     (.79)     (.66)             (.80)
_________________________________________________________________________________________________
Net asset value, end
of period                     $9.65     $9.55      $8.96    $10.03     $9.26             $11.12
_________________________________________________________________________________________________
Total return*                  9.01%    15.35%     (1.26%)   17.48%     9.43%             19.71%
_________________________________________________________________________________________________
Net assets, end of
period (in thousands)       $603,655  $580,359   $377,345  $473,116   $205,371         $210,933
Average net assets for
the period (in thousands)   $603,694  $450,001   $428,962  $337,568   $143,766          $88,126
Ratio of gross expenses
to average net assets**        0.88%     0.96%     NA        NA         NA              1.01%(6)
Ratio of net expenses to
average net assets**           0.87%     0.96%      0.93%     1.00%(5)   1.00%(5)         1.00%
Ratio of net investment
income to average net assets** 7.60%     7.91%      7.75%     7.96%      8.98%            9.00%
Portfolio turnover rate**       214%      250%       137%      201%       210%             324%
_________________________________________________________________________________________________
For a share outstanding
throughout the fiscal year     Janus Federal Tax-Exempt Fund
or period ended October 31    1996      1995      1994         1993
_________________________________________________________________________________________________
Net asset value, beginning


                                     62




period                        6.88      6.45      7.30        7.00
_________________________________________________________________________________________________
Income from investment
operations
Net investment income          .36       .36       .36         .14
Net gains or (losses) on
securities (both realized
and unrealized)                .04       .43       (.83)       .30
_________________________________________________________________________________________________
Total from investment
operations                     .40       .79       (.47)       .44
_________________________________________________________________________________________________
Less distributions
Dividends (from net
investment income)            (.36)     (.36)      (.36)      (.14)
Distributions (from
capital gains)                 --         --       (.02)        --
_________________________________________________________________________________________________
Total distributions           (.36)     (.36)      (.38)      (.14)
_________________________________________________________________________________________________
Net asset value, end
of period                    $6.92     $6.88      $6.45      $7.30
_________________________________________________________________________________________________
Total return*                 5.94%     12.60%     (6.62%)    6.33%*
_________________________________________________________________________________________________
Net assets, end of period
(in thousands)             $44,858     $32,593    $26,464   $27,331
Average net assets for
the period (in thousands)  $36,312     $29,318    $28,384   $16,038
Ratio of gross expenses
to average net assets**      0.68%(7)    0.70%(7)      NA        NA
Ratio of net expenses
to average net assets**      0.65%       0.65%       0.65%(7) 0.75%(7)
Ratio of net investment
income to average net
assets**                     5.18%       5.43%       5.20%    4.58%
Portfolio turnover rate**     225%        164%        160%     124%
_________________________________________________________________________________________________
For a share outstanding
throughout the fiscal
year or period ended               Janus Short-Term Bond Fund
October 31                  1996      1995     1994      1993    1992
_________________________________________________________________________________________________
Net asset value,
beginning of period        $2.84      $2.87    $3.02     $2.98   $3.00
_________________________________________________________________________________________________
Income from investment
operations
Net investment income        .16        .18      .18       .14     .01
Net gains or (losses)
on securities (both


                                     63




realized and unrealized)     .02       (.03)    (.15)      .04    (.02)
_________________________________________________________________________________________________
Total from investment
operations                   .18        .15      .03       .18    (.01)
_________________________________________________________________________________________________
Less distributions
Dividends (from net
investment income)          (.16)      (.18)    (.17)     (.14)   (.01)
Distributions (from
capital gains)                --         --     (.01)       --      --
_________________________________________________________________________________________________
Total distributions         (.16)      (.18)    (.18)     (.14)   (.01)
_________________________________________________________________________________________________
Net asset value, end
of period                   $2.86     $2.84    $2.87     $3.02   $2.98
_________________________________________________________________________________________________
Total return*                6.49%     5.55%    1.26%     6.17%  (0.19%)*
_________________________________________________________________________________________________
Net assets, end of period
(in thousands)             $40,784   $48,117  $54,285   $76,096  $3,472
Average net assets for the
period (in thousands)      $42,203   $47,383  $59,584   $36,794    $779
$779 Ratio of gross
expenses to average
net assets**                 0.67%(8)  0.66%(8)    NA        NA      NA
NA Ratio of net expenses
to average net assets**      0.65%     0.65%    0.65%(8)  0.83%(8) 1.00%(8)
Ratio of net investment
income to average
net assets**                 5.57%     6.67%    6.08%     4.86%    3.22%
Portfolio turnover rate**     486%      337%     346%      372%       7%
_________________________________________________________________________________________________

(1) Fiscal period from January 1, 1992 to October 31, 1992
(2) Fiscal period from December 29, 1995 (inception) to October 31, 1996
(3) Fiscal period from May 3, 1993 (inception) to October 31, 1993
(4) Fiscal period from September 1, 1992 (inception) to October 31, 1992
(5) The ratio was 1.01% in 1993 and 1.21% in 1992 before voluntary waiver of certain fees incurred by the Fund.
(6) The ratio was 1.18% in 1996 before voluntary waiver of certain fees incurred by the Fund.
(7) The ratio was 1.14% in 1996, 1.31% in 1995, 1.41% in 1994 and 1.60% in
1993 before voluntary waiver of certain fees incurred by the Fund.
(8) The ratio was 1.23% in 1996, 1.23% in 1995, 1.15% in 1994, 1.40% in 1993
and 2.50% in 1992 before voluntary waiver of certain fees incurred by the Fund.

*Total return not annualized for periods of less than one year
**Annualized for periods less than one year
NA - Disclosure not required for prior periods

                            FINANCIAL HIGHLIGHTS

An Explanation of the Financial Highlights

    This schedule provides a per share breakdown of the components that affect the Funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

    The first line in the table reflects the Funds' NAV per share at the beginning of the fiscal period. The next line reports the Funds' net investment income per share which is comprised of dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.

    Also included in the Financial Highlights is the Funds' expense ratio, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.

    The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions and cash balances earning interest or balance credits with the Funds' custodian and transfer agent bank accounts. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets, along with any expense reimbursements. These changes are part of new disclosure requirements. Prior years do not reflect these changes.

    The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the Funds during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Funds' yield because it doesn't take into account the dividends distributed to the Funds' investors. The next ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the Funds' portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Funds' investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.

See Notes to Financial Statements

            JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT

                  STATEMENTS OF OPERATIONS - MONEY MARKETS

                                             Janus            Janus Government        Janus Tax-Exempt
For the fiscal year ended October 31, 1996   Money Market     Money Market            Money Market
(all numbers in thousands)                   Fund             Fund                    Fund
____________________________________________________________________________________________________
Investment Income:
  Interest                                   $86,583                 $9,111                  $2,694
____________________________________________________________________________________________________
                                              86,583                  9,111                   2,694
____________________________________________________________________________________________________
Expenses:
  Advisory Fee for Investor Shares               676                    112                      69
  Advisory Fee for Institutional Shares          875                     54                       2
  Administrative Fee for Investor Shares       3,382                    560                     343
  Administrative Fee for Institutional Shares    437                     27                       1
  Interest Expense for Investor Shares            10                     --                      --
  Interest Expense for Institutional Shares        8                     --                      --
  Trustee Fee for Investor Shares                  2                     --                      --
  Trustee Fee for Institutional Shares             5                     --                      --
____________________________________________________________________________________________________
                                               5,395                    753                     415
____________________________________________________________________________________________________
Net Investment Income:                       $81,188                 $8,358                  $2,279
____________________________________________________________________________________________________
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities
  transactions                                    99                      9                     (1)
____________________________________________________________________________________________________
Net increase/(decrease) in net assets
resulting from operations                    $81,287                 $8,367                  $2,278
____________________________________________________________________________________________________

                          STATEMENT OF ASSETS AND LIABILITIES - MONEY MARKETS

                                             Janus          Janus Government    Janus Tax-Exempt
As of October 31, 1996 (all numbers in       Money Market   Money Market        Money Market
thousands except net asset value)            Fund           Fund                Fund

____________________________________________________________________________________________________
Assets:
  Investments at amortized cost           $2,553,898               $176,745                 $77,064
  Cash                                           172                     97                      98
  Receivables:
  Investments Sold                           190,106                     --                      --
    Fund Shares Sold                           3,488                    300                     217


                                     67




    Interest                                   9,019                    400                     375
____________________________________________________________________________________________________
Total Assets                              $2,756,683               $177,542                 $77,754
____________________________________________________________________________________________________
Liabilities:
  Payables
    Investments Purchased                    261,999                     --                   1,000
    Fund Shares Repurchased                    9,180                    554                     120
    Dividends and Distributions                5,362                     23                      12
    Advisory Fee                                 233                     15                       6
    Administrative Fee                           406                     52                      31
    Trustee's Expenses                             6                     --                      --
____________________________________________________________________________________________________
Total Liabilities                           $277,186                   $644                  $1,169
____________________________________________________________________________________________________
  Total Net Assets                        $2,479,497               $176,898                 $76,585
Shares Outstanding, $0.01 Par Value
 (unlimited shares authorized)             2,479,497                176,898                  76,585
____________________________________________________________________________________________________
Net Asset Value Per Share                      $1.00                  $1.00                   $1.00
____________________________________________________________________________________________________

                       STATEMENTS OF CHANGES IN NET ASSETS - MONEY MARKET FUNDS

                                        Janus               Janus Government    Janus Tax-Exempt
For the fiscal year ended October 31,   Money Market        Money Market        Money Market
1996 (all numbers in thousands)         Fund                Fund                Fund
                                        1996       1995(1)  1996      1995(1)   1996       1995 (1)
____________________________________________________________________________________________________
Operations:
Net investment income                  $  81,188 $ 24,298   $  8,358  $  4,125  $ 2,279   $ 1,392
Net realized gain/(loss)
from investment transactions                  99        9          9         8       (1)       (3)
____________________________________________________________________________________________________
Net increase/(decrease) in net
assets resulting from operations       $  81,287 $ 24,307   $  8,367  $  4,133  $ 2,278   $ 1,389
____________________________________________________________________________________________________
Dividends and Distributions to
Shareholders:
Net investment income:
  Investor Shares                      $ (33,875) $(17,868) $(5,507)  $(3,353)  $(2,211)  $(1,366)
  Institutional Shares                   (47,313)   (6,430)  (2,851)     (772)      (67)      (23)
Net realized gain/(loss) from
investment transactions:
Investor Shares                              (39)       (6)      (6)       (8)        --        --
  Institutional Shares                       (60)       (3)      (3)        --        --        --
____________________________________________________________________________________________________
Net decrease from dividends
and distributions                     $  (81,287) $(24,307) $(8,367)   $(4,133)  $(2,278)  $(1,389)
____________________________________________________________________________________________________
Capital Share Transactions:
Shares sold:
  Investor Shares                     $ 1,457,473 $1,109,965 $121,998 $183,758    $89,300 $126,046
  Institutional Shares                 24,946,671  1,974,800  648,284  179,373     38,832   37,121
Reinvested dividends and
 distributions:
  Investor Shares                          32,696     17,285    5,320    3,252      2,141    1,323
  Institutional Shares                     15,684      1,269    2,267      435         43       11
Shares repurchased:
  Investor Shares                      (1,359,501)  (484,031)(129,217) (67,703)   (84,282) (59,890)

Institutional Shares                  (23,561,697)(1,671,117)(635,225)(135,644)   (48,120) (25,940)
____________________________________________________________________________________________________
Net increase/(decrease) from
capital share transactions           $ 1,531,326 $  948,171 $ 13,427 $163,471    $ (2,086)$ 78,671
Net increase/(decrease) in net
assets                               $ 1,531,326 $  948,171 $ 13,427 $163,471    $ (2,086)$ 78,671






                                     69




Net Assets beginning of period           948,171        --   163,471       --      78,671       --
Net Assets end of period              $2,479,497 $  948,171 $176,898 $163,471    $ 76,585 $ 78,671
____________________________________________________________________________________________________
Net Assets consist of:
Capital (par value and
paid-in surplus)                      $2,479,497 $  948,171 $176,898 $163,471    $ 76,585 $ 78,671
Undistributed net realized
gain/(loss) from investments             --              --       --      --           --       --
                                      $2,479,497 $  948,171 $176,898 $163,471    $ 76,585 $ 78,671
____________________________________________________________________________________________________
Transactions in Fund Shares -
Investor Shares
Shares Sold                            1,457,473  1,109,965   121,998 183,758       89,300  126,046
Reinvested dividends and
distributions                             32,696    17,285      5,320   3,252        2,141    1,323
____________________________________________________________________________________________________
Total                                  1,490,169  1,127,250   127,318 187,010       91,441  127,369
Shares repurchased                    (1,359,501)  (484,031) (129,217)(67,703)     (84,282) (59,890)
____________________________________________________________________________________________________
Net increase(decrease) in fund
shares                                   130,668    643,219   (1,899)119,307        7,159    67,479
Shares outstanding at beginning
of period                                643,219        --   119,307      --       67,479        --
Shares outstanding at end of
period                                   773,887    643,219  117,408 119,307       74,638    67,479
____________________________________________________________________________________________________
Transactions in Fund Shares -
Institutional Shares
Shares Sold                           24,946,671  1,974,800  648,284 179,373       38,832    37,121
Reinvested dividends and
distributions                             15,684      1,269    2,267     435           43        11
____________________________________________________________________________________________________
Total                                 24,962,355  1,976,069  650,551  179,808      38,875    37,132
Shares repurchased                   (23,561,697)(1,671,117)(635,225)(135,644)    (48,120)  (25,940)
____________________________________________________________________________________________________
Net increase/(decrease) in fund
shares                                 1,400,658    304,952   15,326   44,164      (9,245)   11,192
Shares outstanding at beginning
of period                                304,952        --    44,164       --      11,192        --
Shares outstanding at end of period    1,705,610    304,952   59,490   44,164       1,947    11,192
____________________________________________________________________________________________________
(1) Fiscal   period   February   15,   1995 (inception) to October 31, 1995

                               FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

For the share outstanding throughout    Janus             Janus Government       Janus Tax-Exempt
the fiscal year or period ended         Money Market      Money Market           Money Market
October 31                              Fund              Fund                   Fund
____________________________________________________________________________________________________
Investor Shares                         1996     1995(1)  1996       1995(1)     1996     1995 (1)
____________________________________________________________________________________________________
Net asset value at beginning of
period                                  $1.00     $1.00   $1.00      $1.00       $1.00    $1.00
____________________________________________________________________________________________________
Income from investment operations:
Net investment income                     .05       .04     .05        .04         .03      .02
____________________________________________________________________________________________________
Total from investment operations          .05       .04     .05        .04         .03      .02
____________________________________________________________________________________________________
Less Dividends and Distributions:
Dividends (from net investment income)   (.05)     (.04)    (.05)     (.04)       (.03)    (.02)
____________________________________________________________________________________________________
Total dividends and distributions        (.05)     (.04)    (.05)     (.04)       (.03)    (.02)
____________________________________________________________________________________________________
Net asset value at end of period        $1.00     $1.00    $1.00     $1.00       $1.00     $1.00
____________________________________________________________________________________________________
Total return*                            5.13%     3.95%    5.03%     3.90%       3.27     2.40%
____________________________________________________________________________________________________
Net assets at end of period
(in thousands)                        $773,887  $643,219 $117,408  $119,307    $74,638   $67,479
____________________________________________________________________________________________________
Average net assets for the period
(in thousands)                        $676,334  $461,311 $112,059   $87,906    $68,695   $57,366
____________________________________________________________________________________________________
Ratio of expenses to average net
assets**                             0.60%(3)   0.60%(3) 0.60%(3)   0.60%(3)   0.60%(3) 0.60%(3)
Ratio of net investment
income to average net assets**       5.01%      5.56%    4.91%      5.40%      3.22%    3.38%
____________________________________________________________________________________________________

For a share outstanding throughout      Janus             Janus Government       Janus Tax-Exempt
the fiscal year or period ended         Money Market      Money Market           Money Market
October 31                              Fund              Fund                   Fund
____________________________________________________________________________________________________
Institutional Shares                    1996     1995(2)  1996       1995(2)     1996     1995 (2)
____________________________________________________________________________________________________
Net asset value at beginning




                                     71




of period                               $1.00     $1.00   $1.00      $1.00       $1.00    $1.00
____________________________________________________________________________________________________
Income from investment operations:
Net investment income                     .05       .03     .05        .03         .04       .02
____________________________________________________________________________________________________
Total from investment operations          .05       .03     .05        .03         .04       .02
____________________________________________________________________________________________________
Less Dividends and Distributions:
Dividends (from net investment income)   (.05)     (.03)   (.05)      (.03)       (.04)     (.02)
Total dividends and distributions        (.05)     (.03)   (.05)      (.03)       (.04)     (.02)
____________________________________________________________________________________________________
Net asset value at end of period        $1.00      $1.00  $1.00      $1.00       $1.00     $1.00
____________________________________________________________________________________________________
Total return*                            5.61%      3.25%  5.50%      3.20%       3.74%     2.09%
____________________________________________________________________________________________________
Net assets at end of period
(in thousands)                      $1,705,610  $304,952 $59,490    $44,164      $1,947   $11,192
Average net assets for the
period (in thousands)                 $874,431  $202,427 $53,398    $24,748      $1,754   $ 1,115
Ratio of expenses to average
net assets**                           0.15%(4)  0.15%(4) 0.15%(4)   0.15%(4)    0.15%(4)  0.15%(4)
Ratio of net investment income
to average net assets**                5.41%     5.86%    5.34%      5.75%       3.82%     3.82%
____________________________________________________________________________________________________
* Total return is not annualized for periods of less than one year
**Annualized
(1) Fiscal period February 15, 1995 (inception) to October 31, 1995
(2) Fiscal period April 17, 1995 (inception) to October 31, 1995
(3) The ratio was .70% before voluntary reduction of fees.
(4) The ratio was .35% before voluntary reduction of fees.

See Notes to Financial Statements

                         JANUS INCOME FUNDS    OCTOBER 31, 1996 ANNUAL REPORT
                      NOTES TO SCHEDULE OF INVESTMENTS

NZD - New Zealand Dollar

Adjustable Rate Preferred Stock Dividend Rates are as of October 31, 1996.

*Non-Income producing security

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of October 31, 1996.

2) Money Market Funds may hold securities with stated maturities of greater than one year, when those securities have features which allow the Fund to "put" back the security to the issuer or to a third party within a year of acquisition. The maturity date shown in the security descriptions are the stated maturity dates.

3) Repurchase Agreements held by the Fund are fully collateralized and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.

                        NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1.  Organization and Significant Accounting Policies

    Janus Investment Fund (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments.

    Janus High-Yield Fund began operations on December 29, 1995.
Organizational costs were borne by Janus Capital Corp. (Janus Capital).

    "Investor Shares" are available to the general public and "Institutional Shares" are available only to investors that meet the $250,000 minimum account size, and allow wire transactions only.

    The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation

    Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income

    Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts

    The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.

    Forward currency contracts held by the Funds are fully collateralized by other securities which are denoted in the accompanying schedule of investments.

    Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

    Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

    Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year end.

    Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    The Funds may enter into "futures contracts" and "options" on securities, financial indices, and foreign currencies; forward contracts; and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Additional Investment Risk

    Janus High-Yield Fund and a portion of the Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value due to changes in the economy or in their respective industry.

Dividend Distributions and Expenses

    Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes

    The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Of the ordinary income distributions declared for the year ended October 31, 1996, 100% were exempt from federal income taxes for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund.

Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  Investment Advisory Agreement and Other
    Transactions with Affiliates

    The advisory agreement with the Bond Funds spells out the expenses that the Funds must pay. Each of the Funds are subject to the following schedule:

                        Average Daily      Net Annual Rate     Expense Limit
Fee Schedule            Assets of Fund     Percentage (%)      Percentage (%)

Janus Flexible Income
Fund                    First $300 Million     .65                1.00*
                        Over $300 Million      .55
_____________________________________________________________________________
Janus High-Yield Fund   First $300 Million     .75                1.00*
                        Over $300 Million      .65
_____________________________________________________________________________
Janus Federal           First $300 Million     .60                 .65*
Tax-Exempt Fund         Over $300 Million      .55
_____________________________________________________________________________
Janus Short-Term
Bond Fund               First $300 Million     .65                 .65*
                        Over $300 Million      .55
_____________________________________________________________________________
*Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.

    Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. In addition, each class of shares of each Fund pays Janus Capital an administrative fee. This fee is .50% and .15% of average daily net assets for the investor shares and institutional shares, respectively. Janus Capital has voluntarily agreed to reduce its advisory fee for the Janus Money Market Funds to .10%. In addition, Janus Capital has voluntarily agreed to reduce the administrative fee on the institutional shares to .05%. All other expenses of the Money Market Funds, except Trustees fees and expenses, audit fees and interest expenses, are paid by Janus Capital. However, Janus Capital has agreed to reduce its fees to the extent of the Trustees fees and expenses for the period ending April 30, 1996, and the audit fees for the period ended October 31, 1996.

    Janus Capital will reduce advisory fees to the extent that a Fund's normal operating expenses (exclusive of brokerage commissions, interest and taxes) exceed the most restrictive state limitation, which is believed by the Funds to be 2.50% of the first $30 million, 2% of the next $70 million and 1.50% of the balance of a Fund's average net assets for a fiscal year. Janus Service Corporation (Janus Service), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out of pocket expenses.

    Officers and certain trustees of the Funds are also officers and/ or directors of Janus Capital; however, they receive no compensation from the Funds.

    DST Systems Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended October 31, 1996 are noted below.

DST Fees
_____________________________________________________________________________
Janus Flexible Income Fund            $285,026
_____________________________________________________________________________
Janus High-Yield Fund                   26,661
_____________________________________________________________________________
Janus Federal Tax-Exempt Fund           39,886
_____________________________________________________________________________
Janus Short-Term Bond Fund              49,480
_____________________________________________________________________________

                        NOTES TO FINANCIAL STATEMENTS

3.  Federal Income Tax

    Gains and losses on forward currency contracts and foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code. Listed below are such currency gains or losses for the period ended
October 31, 1996.

    Net capital loss carryovers noted below as of October 31, 1996, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2001, and October 31, 2003. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1996, are as follows:

             at October 31, 1996                 at October 31, 1996
                    Net
         Currency  Capital       Federal                                 Net
         Gains/    loss          Tax         Unrealized   Unrealized     Appreciation/
         (Losses)  Carryovers    Cost        Appreciation (Depreciation) Depreciation
_____________________________________________________________________________________
Janus Flexible
Income Fund  ($58,536) --          $575,760,992 $15,478,752 ($2,349,846)   $13,128,906
_____________________________________________________________________________________
Janus High-
Yield Fun    (28,556)  --           210,466,250  4,149,081     (583,868)    3,565,213
_____________________________________________________________________________________
Janus Federal
Tax-Exempt
Fund          --       ($1,524,504)  43,800,536    593,306     (260,356)      332,950
_____________________________________________________________________________________
Janus Short-
Term Bond
Fund          --       (3,229,981)   39,796,499    274,669          (68)      274,601
_____________________________________________________________________________________

    Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended October 31, 1996, have been reclassified among the components of net assets as follows:

                              Undistributed   Undistributed
                              Net Investment  Net Realized        Paid-In
                              Income          Gains and Losses    Capital
_____________________________________________________________________________

Janus Flexible Income Fund     ($58,535)        $58,535               --
_____________________________________________________________________________
Janus High-Yield Fund             --               --                 --
_____________________________________________________________________________
Janus Federal Tax-Exempt
  Fund                            1,043            --               ($1,043)
_____________________________________________________________________________
Janus Short-Term Bond Fund        --               --                  --

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Janus Investment Fund

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund, Janus Short-Term Bond Fund, Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (seven of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.


                                  Price Waterhouse LLP

                                  /s/ Price Waterhouse LLP
                                  Denver, Colorado
                                  December 2, 1996

______________________________________________________________________________
            THIS SPACE AVAILABLE FOR YOUR NOTES AND COMPUTATIONS
______________________________________________________________________________

















































                                     80
00178001.AT4